[LETTER HEAD OF PRUDENTIAL]
                                             May 1, 2000


Dear Policyowner:

It is a pleasure to provide you with three informative documents pertaining to your Custom Variable Appreciable Life policy:

 . The Prudential Series Fund, Inc. prospectus dated April 30, 2000 . 1999 Prudential Variable Appreciable Account Financial Statements . 1999 Prudential Consolidated Financial Statements

Since this material contains important information about your policy, we suggest that you keep it with your policy for future reference.

Your Asset Allocation Should Reflect Your Current Risk Tolerance and Financial Goals

One of life's certainties is the inevitability of change. And as changes occur in our personal and professional lives, we all need to review our financial plans and insurance protection needs. The Contract Fund in your variable life insurance policy includes several investment options. Since another of life's certainties is that no one can predict the future performance of the financial markets, we recommend that you regularly reevaluate the allocation of your net premium dollars among your investment choices. With the assistance of Prudential's Asset Allocation model, your Registered Representative can help you analyze your allocations and adjust them to make them consistent with your current needs, objectives, risk tolerance and time horizons.

Life Insurance Coverage Is A Critical Financial Asset

Your variable life insurance policy is a valuable asset and a significant element of your financial security plan. Maintaining it is critical because of the protection it provides to your loved ones and beneficiaries. Your Annual Statement, as well as a policy review with your Representative, can tell you how your investment choices are performing relative to your goals. This will help you determine if you need to adjust the amount of your premium payments in order to maintain your insurance coverage.

We Want To Help You Plan To Achieve Your Financial Security And Protection Goals

Upon receipt of your Annual Statement, we suggest that you contact your Representative for a policy review of your variable life coverage. He or she can also show you how Prudential's broad range of products and services can help you in planning to achieve your overall financial security goals. If you have any questions about this correspondence, please call your Registered Representative, or call (800) 778-2255, 8 a.m. to 8 p.m. Eastern time. (Please note that while telephone representatives are available until 8 p.m. Eastern time, the cut-off time for many transactions such as transfers among investment options is 4:00 p.m. Eastern time.)

Thank you for insuring with us. We appreciate having you as our customer and we look forward to a continued relationship with you in the years to come.

Sincerely,



/s/
____________________________
James J. Avery, Jr., FSA
President, Individual Life Insurance


Variable life insurance is distributed by Pruco securities Corporation, a subsidiary of The Prudential Insurance Company of America, both located at 751 Board Street, Newark, NJ 07102-3777.

                  The Prudential Variable Appreciable Account
                             Financial Statements
                    For the periods ended December 31, 1999



                  The Prudential Insurance Company of America
                       Consolidated Financial Statements
                    For the periods ended December 31, 1999



                                                         [LOGO]

                            FINANCIAL STATEMENTS OF
                   THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                               OF THE PRUDENTIAL
                         VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1999

                                                                                         SUBACCOUNTS
                                                      -----------------------------------------------------------------------------
                                                        Money        Diversified                        Flexible       Conservative
                                                        Market          Bond           Equity           Managed         Balanced
                                                       Portfolio      Portfolio       Portfolio        Portfolio        Portfolio
                                                     ------------   ------------   --------------   --------------   --------------
ASSETS
  Investment in The Prudential Series
    Fund, Inc. Portfolios at net asset value
    [Note 3]......................................   $128,156,517   $147,269,500   $1,613,800,819   $1,500,930,248   $1,128,695,150
  Receivable from (Payable to) the Prudential
    Insurance Company of America [Note 2].........        278,800          5,795         (388,479)        (363,613)        (278,132)
                                                     ------------   ------------   --------------   --------------   --------------
  Net Assets......................................   $128,435,317   $147,275,295   $1,613,412,340   $1,500,566,635   $1,128,417,018
                                                     ============   ============   ==============   ==============   ==============

NET ASSETS, representing:
  Equity of contract owners [Note 4]..............   $128,435,317   $147,275,295   $1,613,412,340   $1,500,566,635   $1,128,417,018
                                                     ------------   ------------   --------------   --------------   --------------
                                                     $128,435,317   $147,275,295   $1,613,412,340   $1,500,566,635   $1,128,417,018
                                                     ============   ============   ==============   ==============   ==============

                                                     ------------
                                                      ZERO COUPON
                                                          Bond
                                                         2000
                                                       Portfolio
                                                     ------------
ASSETS
  Investment in The Prudential Series
    Fund, Inc. Portfolios at net asset value
    [Note 3]......................................   $ 18,370,067
  Receivable from (Payable to) the Prudential
    Insurance Company of America [Note 2].........         20,759
                                                     ------------
  Net Assets......................................   $ 18,390,826
                                                     ============

NET ASSETS, representing:
  Equity of contract owners [Note 4]..............   $ 18,390,826
                                                     ------------
                                                     $ 18,390,826
                                                     ============


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                       A1

                                                      SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------------
    High                                                                                Zero Coupon                       Small
    Yield         Stock         Equity        Natural                     Government       Bond        Prudential    Capitalization
    Bond          Index         Income       Resources         Global       Income         2005         Jennison          Stock
 Portfolio      Portfolio      Portfolio     Portfolio        Portfolio    Portfolio     Portfolio      Portfolio       Portfolio
-----------  --------------  ------------   ------------    ------------  -----------   -----------    ------------    ------------
$89,203,993  $1,066,681,327  $478,304,921   $137,146,763    $227,344,138  $74,796,358   $25,280,410    $459,533,890    $126,766,164

    (97,495)        262,683      (132,886)       (33,183)        148,486       (7,155)     (108,269)        707,665          77,159
-----------  --------------  ------------   ------------    ------------  -----------   -----------    ------------    ------------
$89,106,498  $1,066,944,010  $478,172,035   $137,113,580    $227,492,624  $74,789,203   $25,172,141    $460,241,555    $126,843,323
===========  ==============  ============   ============    ============  ===========   ===========    ============    ============

$89,106,498  $1,066,944,010  $478,172,035   $137,113,580    $227,492,624  $74,789,203   $25,172,141    $460,241,555    $126,843,323
-----------  --------------  ------------   ------------    ------------  -----------   -----------    ------------    ------------
$89,106,498  $1,066,944,010  $478,172,035   $137,113,580    $227,492,624  $74,789,203   $25,172,141    $460,241,555    $126,843,323
===========  ==============  ============   ============    ============  ===========   ===========    ============    ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                       A2

                            FINANCIAL STATEMENTS OF
                   THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                               OF THE PRUDENTIAL
                         VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1999, 1998 and 1997

                                                                                 SUBACCOUNTS
                                               --------------------------------------------------------------------------------
                                                            Money Market                              Diversified Bond
                                                              Portfolio                                  Portfolio
                                               --------------------------------------   ---------------------------------------
                                                  1999          1998         1997           1999           1998          1997
                                               -----------   -----------  -----------   ------------   -----------  -----------
INVESTMENT INCOME
  Dividend income............................  $ 5,770,360   $ 5,267,889  $ 5,094,912   $          0   $ 8,588,103  $ 9,043,537
                                               -----------   -----------  -----------   ------------   -----------  -----------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A]................................      820,458       702,791      661,235      1,044,261       977,226      866,520
  Reimbursement for excess expenses
    [Note 5D]................................            0             0            0              0             0            0
                                               -----------   -----------  -----------   ------------   -----------  -----------
NET EXPENSES.................................      820,458       702,791      661,235      1,044,261       977,226      866,520
                                               -----------   -----------  -----------   ------------   -----------  -----------
NET INVESTMENT INCOME (LOSS).................    4,949,902     4,565,098    4,433,677     (1,044,261)    7,610,877    8,177,017
                                               -----------   -----------  -----------   ------------   -----------  -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received.......            0             0            0        399,858       492,608    1,452,476
  Realized gain (loss) on shares redeemed....            0             0            0        (62,342)      107,984      107,543
  Net change in unrealized gain (loss)
    on investments...........................            0             0            0     (1,453,759)      242,854     (702,474)
                                               -----------   -----------  -----------   ------------   -----------  -----------
NET GAIN (LOSS) ON INVESTMENTS...............            0             0            0     (1,116,243)      843,446      857,545
                                               -----------   -----------  -----------   ------------   -----------  -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.................................  $ 4,949,902   $ 4,565,098  $ 4,433,677   $ (2,160,504)  $ 8,454,323  $ 9,034,562
                                               ===========   ===========  ===========   ============   ===========  ===========

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                       A3

                                                      SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------
                    Equity                               Flexible Managed                        Conservative Balanced
                  Portfolio                                 Portfolio                                 Portfolio
-----------------------------------------  ----------------------------------------  ----------------------------------------
    1999           1998           1997         1999           1998          1997          1999          1998          1997
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ 26,581,947   $ 27,312,284  $ 28,870,327  $     66,382  $ 46,336,137  $ 38,256,221  $ 45,641,073  $ 46,034,230  $ 45,612,319
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------



  11,249,143     10,647,094     8,895,624    10,502,693    10,109,863     8,970,935     8,224,025     7,958,450     7,210,074

           0              0             0             0             0             0             0             0             0
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

  11,249,143     10,647,094     8,895,624    10,502,693    10,109,863     8,970,935     8,224,025     7,958,450     7,210,074
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

  15,332,804     16,665,190    19,974,703   (10,436,311)   36,226,274    29,285,286    37,417,048    38,075,780    38,402,245
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


 188,845,438    165,422,738    73,183,544    16,843,257   147,043,667   201,042,079     6,358,209    65,867,708   110,154,176
  27,402,970     14,951,173     7,311,176     2,080,576     2,295,592     3,097,268     2,277,146     1,526,727     2,680,112

 (58,596,445)   (78,932,919)  158,043,072    91,955,490   (58,722,618)  (37,001,732)   18,533,490     6,236,915   (36,006,094
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

 157,651,963    101,440,992   238,537,792   110,879,323    90,616,641   167,137,615    27,168,845    73,631,350    76,828,194
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


$172,984,767   $118,106,182  $258,512,495  $100,443,012  $126,842,915  $196,422,901  $ 64,585,893  $111,707,130  $115,230,439
============   ============  ============  ============  ============  ============  ============  ============  ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                       A4

                            FINANCIAL STATEMENTS OF
                   THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                               OF THE PRUDENTIAL
                         VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1999, 1998 and 1997


                                                                                  SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                         Zero Coupon Bond 2000                    High Yield Bond
                                                               Portfolio                              Portfolio
                                               -------------------------------------  ---------------------------------------
                                                   1999          1998        1997         1999          1998           1997
                                               ----------  ------------  -----------  -----------  ------------  ------------
INVESTMENT INCOME
  Dividend income............................  $        0  $    990,142  $ 1,012,102  $   251,218  $  9,308,036  $  8,213,223
                                               ----------  ------------  -----------  -----------  ------------  ------------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A]................................     137,327       144,233      141,029      655,946       697,446       618,514
  Reimbursement for excess expenses
    [Note 5D]................................     (35,650)      (44,243)     (53,201)           0             0             0
                                               ----------  ------------  -----------  -----------  ------------  ------------

NET EXPENSES.................................     101,677        99,990       87,828      655,946       697,446       618,514
                                               ----------  ------------  -----------  -----------  ------------  ------------

NET INVESTMENT INCOME (LOSS).................    (101,677)      890,152      924,274     (404,728)    8,610,590     7,594,709
                                               ----------  ------------  -----------  -----------  ------------  ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received.......      36,915       267,168      804,923            0             0             0
  Realized gain (loss) on shares redeemed....      34,751        60,617       46,554     (966,582)     (243,731)      311,580
  Net change in unrealized gain (loss)
    on investments...........................     334,605       153,354     (497,282)   4,891,833   (11,461,047)    2,620,272
                                               ----------  ------------  -----------  -----------  ------------  ------------

NET GAIN (LOSS) ON INVESTMENTS...............     406,271       481,139      354,195    3,925,251   (11,704,778)    2,931,852
                                               ----------  ------------  -----------  -----------  ------------  ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.................................  $  304,594  $  1,371,291  $ 1,278,469  $ 3,520,523  $ (3,094,188) $ 10,526,561
                                               ==========  ============  ===========  ===========  ============  ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                       A5

                                                       SUBACCOUNTS (continued)
-------------------------------------------------------------------------------------------------------------------------------
                Stock Index                                Equity Income                            Natural Resources
                 Portfolio                                   Portfolio                                  Portfolio
----------------------------------------  -----------------------------------------  ------------------------------------------
    1999          1998          1997          1999           1998          1997          1999           1998           1997
------------  ------------  ------------  ------------  -------------  ------------  ------------  -------------  -------------
$ 10,125,645  $  9,059,895  $  8,102,242  $ 10,876,592  $  12,342,267  $  9,608,504  $    828,632  $     975,725  $     757,192
------------  ------------  ------------  ------------  -------------  ------------  ------------  -------------  -------------


   6,675,340     5,175,364     3,790,129     3,285,457      3,262,956     2,532,105       860,970        851,287      1,079,034

           0             0             0             0              0             0             0              0              0
------------  ------------  ------------  ------------  -------------  ------------  ------------  -------------  -------------

   6,675,340     5,175,364     3,790,129     3,285,457      3,262,956     2,532,105       860,970        851,287      1,079,034
------------  ------------  ------------  ------------  -------------  ------------  ------------  -------------  -------------

   3,450,305     3,884,531     4,312,113     7,591,135      9,079,311     7,076,399       (32,338)       124,438       (321,842)
------------  ------------  ------------  ------------  -------------  ------------  ------------  -------------  -------------


  12,472,929    12,847,130    17,197,911    53,052,638     27,501,162    39,390,070             0      6,263,457     16,426,552
  19,189,378     6,237,945     6,786,808     7,546,600        (99,580)    3,982,449      (996,568)    (1,250,821)     1,240,093

 136,915,479   153,992,331   113,415,557   (16,047,855)   (52,611,025)   59,248,683    44,575,398    (26,817,989)   (35,487,893)
------------  ------------  ------------  ------------  -------------  ------------  ------------  -------------  -------------

 168,577,786   173,077,406   137,400,276    44,551,383    (25,209,443)  102,621,202    43,578,830    (21,805,353)   (17,821,248)
------------  ------------  ------------  ------------  -------------  ------------  ------------  -------------  -------------


$172,028,091  $176,961,937  $141,712,389  $ 52,142,518  $ (16,130,132) $109,697,601  $ 43,546,492  $ (21,680,915) $ (18,143,090)
============  ============  ============  ============  =============  ============  ============  =============  =============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                       A6

                             FINANCIAL STATEMENTS OF
                    THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1999, 1998 and 1997

                                                                                  SUBACCOUNTS
                                               --------------------------------------------------------------------------------
                                                                Global                                Government Income
                                                               Portfolio                                  Portfolio
                                               ---------------------------------------  ---------------------------------------
                                                   1999          1998        1997          1999             1998          1997
                                               ------------  ------------  -----------  ------------   -----------  -----------
INVESTMENT INCOME
  Dividend income............................  $    678,214  $  1,738,704  $ 1,281,804  $          0   $ 4,520,286  $ 4,704,795
                                               ------------  ------------  -----------  ------------   -----------  -----------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A]................................     1,111,465       843,008      686,676       558,812       560,752      515,147
  Reimbursement for excess expenses
    [Note 5D]................................             0             0            0             0             0            0
                                               ------------  ------------  -----------  ------------   -----------  -----------

NET EXPENSES.................................     1,111,465       843,008      686,676       558,812       560,752      515,147
                                               ------------  ------------  -----------  ------------   -----------  -----------

NET INVESTMENT INCOME (LOSS).................      (433,251)      895,696      595,128      (558,812)    3,959,534    4,189,648
                                               ------------  ------------  -----------  ------------   -----------  -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received.......     1,189,193     5,918,263    5,120,114             0             0            0
  Realized gain (loss) on shares redeemed....     3,166,922     1,375,609      309,311       202,656       289,366       44,975
  Net change in unrealized gain (loss)
    on investments...........................    67,191,804    18,668,316     (917,843)   (2,381,684)    1,952,252    1,925,166
                                               ------------  ------------  -----------  ------------   -----------  -----------

NET GAIN (LOSS) ON INVESTMENTS...............    71,547,919    25,962,188    4,511,582    (2,179,028)    2,241,618    1,970,141
                                               ------------  ------------  -----------  ------------   -----------  -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.................................  $ 71,114,668  $ 26,857,884  $ 5,106,710  $ (2,737,840)  $ 6,201,152  $ 6,159,789
                                               ============  ============  ===========  ============   ===========  ===========

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                       A7


                                                    SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------------
         Zero Coupon Bond 2005                      Prudential Jennison                 Small Capitalization Stock
              Portfolio                                 Portfolio                                Portfolio
-------------------------------------  ----------------------------------------  -----------------------------------------
    1999         1998         1997         1999           1998         1997          1999          1998           1997
-----------  -----------  -----------  ------------  ------------  ------------  ------------  -------------  ------------
$         0  $ 1,296,279  $ 1,246,707  $    541,083  $    298,391  $    157,623  $          0  $     528,189  $    330,650
-----------  -----------  -----------  ------------  ------------  ------------  ------------  -------------  ------------



    182,727      174,202      152,442     2,115,948       933,952       439,584       722,960        578,299       320,322

    (48,249)     (55,172)     (73,169)            0             0             0             0              0             0
-----------  -----------  -----------  ------------  ------------  ------------  ------------  -------------  ------------

    134,478      119,030       79,273     2,115,948       933,952       439,584       722,960        578,299       320,322
-----------  -----------  -----------  ------------  ------------  ------------  ------------  -------------  ------------

   (134,478)   1,177,249    1,167,434    (1,574,865)     (635,561)     (281,961)     (722,960)       (50,110)       10,328
-----------  -----------  -----------  ------------  ------------  ------------  ------------  -------------  ------------


          0       29,253      489,749    18,100,277     2,902,977     5,052,341     1,918,174      5,935,686     4,897,323
    173,356      164,197       71,812     1,956,464       453,639       525,215      (120,414)      (102,881)       46,921

 (1,723,392)   1,406,685      526,125    99,641,732    42,669,927    10,743,964    12,549,193     (7,230,189)    5,112,289
-----------  -----------  -----------  ------------  ------------  ------------  ------------  -------------  ------------

 (1,550,036)   1,600,135    1,087,686   119,698,473    46,026,543    16,321,520    14,346,953     (1,397,384)   10,056,533
-----------  -----------  -----------  ------------  ------------  ------------  ------------  -------------  ------------


$(1,684,514) $ 2,777,384  $ 2,255,120  $118,123,608  $ 45,390,982  $ 16,039,559  $ 13,623,993  $  (1,447,494) $ 10,066,861
===========  ===========  ===========  ============  ============  ============  ============  =============  ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                       A8

                            FINANCIAL STATEMENTS OF
                   THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                               OF THE PRUDENTIAL
                         VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999, 1998 and 1997

                                                                                       SUBACCOUNTS
                                               ------------------------------------------------------------------------------------
                                                                 Money                                   Diversified
                                                                Market                                      Bond
                                                               Portfolio                                  Portfolio
                                               ----------------------------------------   -----------------------------------------
                                                   1999          1998          1997           1999           1998          1997
                                               ------------  ------------  ------------   ------------   ------------  ------------
OPERATIONS;
  Net investment income (loss)................ $  4,949,902  $  4,565,098  $  4,433,677   $ (1,044,261)  $  7,610,877  $  8,177,017
  Capital gains distributions received........            0             0             0        399,858        492,608     1,452,476
  Realized gain (loss) on shares redeemed.....            0             0             0        (62,342)       107,984       107,543
  Net change in unrealized gain (loss) on
    investments...............................            0             0             0     (1,453,759)       242,854      (702,474)
                                               ------------  ------------  ------------   ------------   ------------  ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS..................................    4,949,902     4,565,098     4,433,677     (2,160,504)     8,454,323     9,034,562
                                               ------------  ------------  ------------   ------------   ------------  ------------

PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments.................   29,999,800    37,611,988    43,029,352     23,078,475     26,569,268    27,918,752
  Policy Loans................................   (3,827,696)   (2,736,768)   (2,616,136)    (3,188,191)    (3,179,538)   (2,676,866)
  Policy Loan Repayments and Interest.........    2,588,192     1,950,095     1,685,370      2,135,135      1,591,062     1,259,455
  Surrenders, Withdrawals and Death
    Benefits..................................  (11,775,018)   (9,187,944)  (11,469,314)    (8,911,486)    (7,722,756)   (7,179,534)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option......................    2,629,991    (4,007,277)  (27,263,357)      (138,588)     3,018,103    (3,556,460)
  Administrative and Other Charges............   (8,860,933)   (8,713,945)  (10,301,958)   (10,654,538)   (10,752,740)  (11,908,704)
                                               ------------  ------------  ------------   ------------   ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS...................................   10,754,336    14,916,149    (6,936,043)     2,320,807      9,523,399     3,856,643
                                               ------------  ------------  ------------   ------------   ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7]............................            0    (1,854,444)     (147,721)             0         15,863      (196,475)
                                               ------------  ------------  ------------   ------------   ------------  ------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS......................................   15,704,238    17,626,803    (2,650,087)       160,303     17,993,585    12,694,730

NET ASSETS:
  Beginning of year...........................  112,731,079    95,104,276    97,754,363    147,114,992    129,121,407   116,426,677
                                               ------------  ------------  ------------   ------------   ------------  ------------
  End of year................................. $128,435,317  $112,731,079  $ 95,104,276   $147,275,295   $147,114,992  $129,121,407
                                               ============  ============  ============   ============   ============  ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                       A9

                                                SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------
                                                                               Flexible
                       Equity                                                   Managed
                      Portfolio                                                Portfolio
----------------------------------------------------      ----------------------------------------------------
      1999              1998                1997                 1999               1998             1997
--------------     --------------     --------------      --------------     --------------     --------------
$   15,332,804     $   16,665,190     $   19,974,703      $  (10,436,311)    $   36,226,274     $   29,285,286
   188,845,438        165,422,738         73,183,544          16,843,257        147,043,667        201,042,079
    27,402,970         14,951,173          7,311,176           2,080,576          2,295,592          3,097,268

   (58,596,445)       (78,932,919)       158,043,072          91,955,490        (58,722,618)       (37,001,732)
--------------     --------------     --------------      --------------     --------------     --------------


   172,984,767        118,106,182        258,512,495         100,443,012        126,842,915        196,422,901
--------------     --------------     --------------      --------------     --------------     --------------


   222,112,390        285,120,763        293,586,658         155,685,002        206,491,305        230,098,301
   (46,925,941)       (45,013,313)       (36,815,052)        (33,487,354)       (34,928,110)       (29,768,329)
    25,863,007         21,138,295         15,156,086          20,075,111         17,294,994         13,061,811

   (94,909,037)       (97,071,175)       (79,836,234)        (67,752,219)       (79,498,303)       (69,955,243)

   (59,651,177)        (7,299,784)           281,061         (36,216,054)       (18,229,089)       (12,348,231)
  (122,798,555)      (131,817,860)      (137,177,962)        (98,917,196)      (106,307,492)      (115,580,696)
--------------     --------------     --------------      --------------     --------------     --------------


   (76,309,313)        25,056,926         55,194,557         (60,612,710)       (15,176,695)        15,507,613
--------------     --------------     --------------      --------------     --------------     --------------


             0           (134,891)        (1,730,961)                  0           (115,363)          (332,076)
--------------     --------------     --------------      --------------     --------------     --------------

    96,675,454        143,028,217        311,976,091          39,830,302        111,550,857        211,598,438


 1,516,736,886      1,373,708,669      1,061,732,578       1,460,736,333      1,349,185,476      1,137,587,038
--------------     --------------     --------------      --------------     --------------     --------------
$1,613,412,340     $1,516,736,886     $1,373,708,669      $1,500,566,635     $1,460,736,333     $1,349,185,476
==============     ==============     ==============      ==============     ==============     ==============

----------------------------------------------
                   Conservative
                     Balanced
                    Portfolio
----------------------------------------------
      1999            1998            1997
--------------  --------------  --------------
$   37,417,048  $   38,075,780  $   38,402,245
     6,358,209      65,867,708     110,154,176
     2,277,146       1,526,727       2,680,112

    18,533,490       6,236,915     (36,006,094)
--------------  --------------  --------------


    64,585,893     111,707,130     115,230,439
--------------  --------------  --------------


   122,128,969     172,963,578     193,920,159
   (23,665,043)    (24,402,529)    (21,017,180)
    15,558,408      13,921,518      10,130,000

   (64,392,473)    (68,346,109)    (68,407,322)

   (27,102,834)    (16,607,607)    (19,240,097)
   (84,858,651)    (91,363,858)   (100,869,775)
--------------  --------------  --------------


   (62,331,624)    (13,835,007)     (5,484,215)
--------------  --------------  --------------


             0         (57,837)         98,440
--------------  --------------  --------------

     2,254,269      97,814,286     109,844,664


 1,126,162,749   1,028,348,463     918,503,799
--------------  --------------  --------------
$1,128,417,018  $1,126,162,749  $1,028,348,463
==============  ==============  ==============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A10

                            FINANCIAL STATEMENTS OF
                   THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                               OF THE PRUDENTIAL
                         VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999, 1998 and 1997

                                                                                     SUBACCOUNTS
                                               ------------------------------------------------------------------------------------
                                                                Zero Coupon                              High Yield
                                                                 Bond 2000                                  Bond
                                                                 Portfolio                                Portfolio
                                               ------------------------------------------  ----------------------------------------
                                                    1999          1998           1997          1999          1998          1997
                                               ------------   ------------   ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss)...............  $   (101,677)  $    890,152   $    924,274  $   (404,728) $  8,610,590  $  7,594,709
  Capital gains distributions received.......        36,915        267,168        804,923             0             0             0
  Realized gain (loss) on shares redeemed....        34,751         60,617         46,554      (966,582)     (243,731)      311,580
  Net change in unrealized gain (loss) on
    investments..............................       334,605        153,354       (497,282)    4,891,833   (11,461,047)    2,620,272
                                               ------------   ------------   ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS.................................       304,594      1,371,291      1,278,469     3,520,523    (3,094,188)   10,526,561
                                               ------------   ------------   ------------  ------------  ------------  ------------

PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments................     2,253,874      3,242,362      4,066,622    15,705,252    20,544,444    19,451,504
  Policy Loans...............................      (513,608)      (644,425)      (515,179)   (2,428,091)   (2,652,877)   (2,378,667)
  Policy Loan Repayments and Interest........       399,503        360,153        224,553     1,801,343     1,492,709     1,433,405
  Surrenders, Withdrawals and Death
    Benefits.................................    (1,426,761)    (1,526,453)    (1,236,692)   (6,795,370)   (7,617,762)   (6,747,487)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option.....................    (1,169,148)    (1,096,463)    (1,986,651)   (7,871,916)      945,487    (2,355,030)
  Administrative and Other Charges...........    (1,418,736)    (1,619,003)    (1,957,807)   (7,570,585)   (8,497,933)   (9,029,043)
                                               ------------   ------------   ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS..................................    (1,874,876)    (1,283,829)    (1,405,154)   (7,159,367)    4,214,068       374,682
                                               ------------   ------------   ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7]...........................             0         (8,240)       (63,959)            0       (42,474)     (110,168)
                                               ------------   ------------   ------------  ------------  ------------  ------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS.....................................    (1,570,282)        79,222       (190,644)   (3,638,844)    1,077,406    10,791,075

NET ASSETS:
  Beginning of year..........................    19,961,108     19,881,886     20,072,530    92,745,342    91,667,936    80,876,861
                                               ------------   ------------   ------------  ------------  ------------  ------------
  End of year................................  $ 18,390,826   $ 19,961,108   $ 19,881,886  $ 89,106,498  $ 92,745,342  $ 91,667,936
                                               ============   ============   ============  ============  ============  ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A11

                                                      SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------------
                     Stock                                   Equity                                    Natural
                     Index                                   Income                                   Resources
                   Portfolio                                Portfolio                                 Portfolio
------------------------------------------  ----------------------------------------  -----------------------------------------
     1999            1998         1997          1999          1998          1997          1999           1998           1997
--------------  ------------  ------------  ------------  ------------  ------------  ------------   ------------  ------------

$    3,450,305  $  3,884,531  $  4,312,113  $  7,591,135  $  9,079,311  $  7,076,399  $    (32,338)  $    124,438  $   (321,842)
    12,472,929    12,847,130    17,197,911    53,052,638    27,501,162    39,390,070             0      6,263,457    16,426,552
    19,189,378     6,237,946     6,786,808     7,546,600       (99,580)    3,982,449      (996,568)    (1,250,821)    1,240,093

   136,915,479   153,992,330   113,415,557   (16,047,855)  (52,611,025)   59,248,683    44,575,398    (26,817,989)  (35,487,893)
--------------  ------------  ------------  ------------  ------------  ------------  ------------   ------------  ------------


   172,028,091   176,961,937   141,712,389    52,142,518   (16,130,132)  109,697,601    43,546,492    (21,680,915)  (18,143,090)
--------------  ------------  ------------  ------------  ------------  ------------  ------------   ------------  ------------


   128,537,549   139,848,176   126,688,004    72,746,641    95,299,141    79,016,436    19,035,268     29,732,123    35,927,519
   (27,496,074)  (21,632,900)  (15,814,797)  (11,949,900)  (12,921,751)   (9,558,454)   (3,632,049)    (3,757,335)   (4,989,959)
    14,533,537     8,895,587     5,919,148     7,032,090     5,682,713     3,893,428     2,491,659      2,389,809     2,524,073

   (53,330,346)  (40,266,311)  (32,499,126)  (28,641,449)  (27,141,623)  (21,564,128)   (7,347,934)    (9,543,364)  (10,791,367)

    55,524,073    22,168,188    30,361,425   (30,030,572)    9,043,514    21,482,832    (7,955,642)   (15,621,028)   (3,663,884)
   (68,714,043)  (62,397,410)  (56,128,875)  (37,398,609)  (40,729,679)  (36,599,080)   (9,809,178)   (11,289,685)  (16,073,256)
--------------  ------------  ------------  ------------  ------------  ------------  ------------   ------------  ------------



    49,054,696    46,615,330    58,525,779   (28,241,799)   29,232,315    36,671,034    (7,217,876)    (8,089,480)    2,933,126
--------------  ------------  ------------  ------------  ------------  ------------  ------------   ------------  ------------


             0       111,800      (910,143)            0       139,884      (393,762)            0        (97,825)     (148,013)
--------------  ------------  ------------  ------------  ------------  ------------  ------------   ------------  ------------

   221,082,787   223,689,067   199,328,025    23,900,719    13,242,067   145,974,873    36,328,616    (29,868,220)  (15,357,977)

   845,861,223   622,172,156   422,844,131   454,271,316   441,029,249   295,054,376   100,784,964    130,653,184   146,011,161
--------------  ------------  ------------  ------------  ------------  ------------  ------------   ------------  ------------
$1,066,944,010  $845,861,223  $622,172,156  $478,172,035  $454,271,316  $441,029,249  $137,113,580   $100,784,964  $130,653,184
==============  ============  ============  ============  ============  ============  ============   ============  ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A12

                            FINANCIAL STATEMENTS OF
                   THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                               OF THE PRUDENTIAL
                         VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999, 1998 and 1997


                                                                                   SUBACCOUNTS
                                              ----------------------------------------------------------------------------------
                                                                                                        Government
                                                               Global                                    Income
                                                              Portfolio                                 Portfolio
                                              ----------------------------------------  ----------------------------------------
                                                  1999          1998          1997          1999          1998          1997
                                              ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss)..............  $   (433,251) $    895,696  $    595,128  $   (558,812) $  3,959,534  $  4,189,648
  Capital gains distributions received......     1,189,193     5,918,263     5,120,114             0             0             0
  Realized gain (loss) on shares redeemed...     3,166,922     1,375,609       309,311       202,656       289,366        44,975
  Net change in unrealized gain (loss) on
    investments.............................    67,191,804    18,668,316      (917,843)   (2,381,684)    1,952,252     1,925,166
                                              ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS................................    71,114,668    26,857,884     5,106,710    (2,737,840)    6,201,152     6,159,789
                                              ------------  ------------  ------------  ------------  ------------  ------------

PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments...............    30,573,669    35,377,261    34,211,689     9,581,320    13,880,043    15,732,416
  Policy Loans..............................    (4,548,965)   (3,157,015)   (2,628,076)   (1,721,711)   (1,989,148)   (1,668,544)
  Policy Loan Repayments and Interest.......     2,204,939     1,774,955     1,262,980     1,350,789       898,042       767,258
  Surrenders, Withdrawals and Death
    Benefits................................    (8,960,008)   (8,032,750)   (7,075,480)   (4,700,068)   (5,652,510)   (5,308,280)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option....................     8,628,134    (6,124,691)    4,870,997    (3,068,530)    1,151,981    (6,634,816)
  Administrative and Other Charges..........   (13,826,989)  (12,788,521)  (13,085,971)   (6,002,933)   (6,654,093)   (7,709,072)
                                              ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS.................................    14,070,780     7,049,239    17,556,139    (4,561,133)    1,634,315    (4,821,038)
                                              ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNTS [Note 7].........................             0      (110,095)     (317,463)            0        (9,785)     (923,259)
                                              ------------  ------------  ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS....................................    85,185,448    33,797,028    22,345,386    (7,298,973)    7,825,682       415,492

NET ASSETS:
  Beginning of year.........................   142,307,176   108,510,148    86,164,762    82,088,176    74,262,494    73,847,002
                                              ------------  ------------  ------------  ------------  ------------  ------------
  End of year...............................  $227,492,624  $142,307,176  $108,510,148  $ 74,789,203  $ 82,088,176  $ 74,262,494
                                              ============  ============  ============  ============  ============  ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A13

                                                  SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------------
               Zero Coupon                               Prudential                          Small Capitalization
                Bond 2005                                 Jennison                                   Stock
                Portfolio                                 Portfolio                                Portfolio
----------------------------------------  ----------------------------------------  ----------------------------------------
    1999          1998          1997         1999           1998          1997          1999          1998          1997
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$   (134,478) $  1,177,249  $  1,167,434  $ (1,574,865) $   (635,561) $   (281,961) $   (722,960) $    (50,110) $     10,328
           0        29,253       489,749    18,100,277     2,902,977     5,052,341     1,918,174     5,935,686     4,897,323
     173,356       164,197        71,812     1,956,464       453,639       525,215      (120,414)     (102,881)       46,921

  (1,723,392)    1,406,685       526,125    99,641,732    42,669,927    10,743,964    12,549,193    (7,230,189)    5,112,289
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


  (1,684,514)    2,777,384     2,255,120   118,123,608    45,390,982    16,039,559    13,623,993    (1,447,494)   10,066,861
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


   4,018,488     4,711,062     5,574,118    78,282,647    57,263,567    34,294,641    33,299,141    36,924,377    24,433,471
    (686,257)     (669,881)     (467,791)  (10,302,874)   (4,014,420)   (1,732,453)   (2,635,093)   (2,138,180)   (1,222,173)
     489,420       324,154       216,018     3,885,895     1,563,575       744,576     1,315,700     1,083,949       675,140

  (1,806,470)   (1,903,102)   (1,546,854)  (17,393,950)   (7,435,590)   (3,227,110)   (6,184,134)   (4,861,386)   (2,326,066)

    (266,565)    1,015,999    (2,416,503)  115,758,631    39,232,682    16,630,147    (1,129,735)    7,146,825    23,570,817
  (2,105,602)   (2,279,627)   (2,536,288)  (32,069,991)  (19,483,871)  (11,791,465)  (12,025,009)  (11,395,563)   (7,984,667)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


    (356,986)    1,198,605    (1,177,300)  138,160,358    67,125,943    34,918,336    12,640,870    26,760,022    37,146,522
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


           0       (11,329)     (648,770)            0         9,553      (773,643)            0      (201,407)     (151,200)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

  (2,041,500)    3,964,660       429,050   256,283,966   112,526,478    50,184,252    26,264,863    25,111,121    47,062,183


  27,213,641    23,248,981    22,819,931   203,957,589    91,431,111    41,246,859   100,578,460    75,467,339    28,405,156
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ 25,172,141  $ 27,213,641  $ 23,248,981  $460,241,555  $203,957,589  $ 91,431,111  $126,843,323  $100,578,460  $ 75,467,339
============  ============  ============  ============  ============  ============  ============  ============  ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                      A14

                       NOTES TO FINANCIAL STATEMENTS OF
                   THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                               OF THE PRUDENTIAL
                         VARIABLE APPRECIABLE ACCOUNT
                               December 31, 1999

Note 1:   General

          The Prudential Variable Appreciable Account (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on August 11, 1987 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from the purchases of Prudential Variable Appreciable Life ("PVAL"), Prudential Survivorship Preferred ("SVUL") and Prudential Variable Universal Life ("VUL") contracts are invested in the Account.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are twenty subaccounts within the Account. PVAL contracts offer the option to invest in fifteen of these subaccounts, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

Note 2:   Significant Accounting Policies

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments -- The investments in shares of the Series Fund are stated
          -----------
          at the net asset value of the respective portfolio.

          Security Transactions -- Realized gains and losses on security
          ---------------------
          transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          Distributions Received -- Dividend and capital gain distributions
          ----------------------
          received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

          Receivable from (Payable to) the Prudential Insurance Company of
          ----------------------------------------------------------------
          America -- At times, Prudential may owe an amount to or expect to
          -------
          receive an amount from the Account primarily related to processing contract owner payments, surrenders, withdrawals and death benefits. This amount is reflected in the Account's Statements of Net Assets as either a receivable from or payable to Prudential. The receivable and or payable does not have an effect on the contract owner's account or the related unit value.

                                      A15

Note 3:   Investment Information For The Prudential Series Fund, Inc. Portfolios

          The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 1999 were as follows:

                                                                                    PORTFOLIOS
                                                 ---------------------------------------------------------------------------------
                                                     Money         Diversified                        Flexible       Conservative
                                                    Market            Bond            Equity           Managed         Balanced
                                                 ------------     ------------    --------------   --------------   --------------
          Number of shares (rounded):              12,815,652       13,449,269        55,840,859       85,086,748       73,482,757
          Net asset value per share:             $      10.00     $      10.95    $        28.90   $        17.64   $        15.36
          Cost:                                  $128,156,517     $147,348,631    $1,401,222,298   $1,418,591,980   $1,089,256,700

                                                                              PORTFOLIOS (Continued)
                                                 ---------------------------------------------------------------------------------
                                                     Zero
                                                  Coupon Bond         High              Stock           Equity          Natural
                                                     2000          Yield Bond           Index           Income         Resources
                                                 ------------     ------------    --------------   --------------   --------------
          Number of shares (rounded):               1,414,170       11,862,233        23,997,330       24,503,326        7,891,068
          Net asset value per share:             $      12.99     $       7.52    $        44.45   $        19.52   $        17.38
          Cost:                                  $ 17,875,241     $ 93,765,778    $  516,310,665   $  438,134,700   $  123,307,830

                                                                              PORTFOLIOS (Continued)
                                                 ---------------------------------------------------------------------------------
                                                                                        Zero                             Small
                                                                   Government       Coupon Bond      Prudential    Capitalization
                                                    Global           Income             2005           Jennison          Stock
                                                 ------------     ------------    --------------   --------------   --------------
          Number of shares (rounded)::              7,338,416        6,475,875         1,993,723       14,187,524        7,800,995
          Net asset value per share:             $      30.98     $      11.55    $        12.68   $        32.39   $        16.25
          Cost:                                  $130,485,556     $ 73,646,381    $   24,290,856   $  303,184,238   $  114,103,853

Note 4:   Contract Owner Unit Information

          Outstanding contract owner units, unit values and total value of contract owner equity at December 31, 1999 were as follows:

                                                                                        SUBACCOUNTS
                                                   ------------------------------------------------------------------------------
                                                      Money        Diversified                        Flexible       Conservative
                                                     Market           Bond            Equity           Managed         Balanced
                                                    Portfolio       Portfolio        Portfolio        Portfolio        Portfolio
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Units Outstanding
            (PVAL $100,000 + face - rounded).....    51,251,764     40,083,700      185,263,952      255,543,582      203,089,476
          Unit Value
            (PVAL $100,000 + face - rounded).....  $    1.73699   $    2.28553   $      5.21569   $      3.61436   $      3.00432
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity
            (PVAL $100,000 + face - rounded).....  $ 89,023,802   $ 91,612,499   $  966,279,341   $  923,626,503   $  610,145,775
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Units Outstanding
            (PVAL - rounded).....................    17,905,506     23,058,385      125,562,626      163,120,068      176,543,038
          Unit Value (PVAL)......................  $    1.68239   $    2.21278   $      5.05053   $      3.49968   $      2.90888
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity (PVAL)...........  $ 30,124,044   $ 51,023,134   $  634,157,808   $  570,868,038   $  513,542,512
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Units Outstanding
            (SVUL - rounded).....................     7,751,781      3,921,851        7,025,051        3,824,994        3,116,363
          Unit Value (SVUL)......................  $    1.18187   $    1.16944   $      1.78856   $      1.56150   $      1.48415
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity (SVUL)...........  $  9,161,597   $  4,586,370   $   12,564,726   $    5,972,729   $    4,625,149
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Units Outstanding
            (VUL - rounded)......................       109,567         47,058          269,926           72,061           77,472
          Unit Value (VUL).......................  $    1.14883   $    1.13250   $      1.52066   $      1.37891   $      1.33701
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity (VUL)............  $    125,874   $     53,293   $      410,466   $       99,366   $      103,581
                                                   ------------   ------------   --------------   --------------   --------------
          Total Contract Owner Equity............  $128,435,317   $147,275,295   $1,613,412,340   $1,500,566,635   $1,128,417,018
                                                   ============   ============   ==============   ==============   ==============

                                      A16

                                                                              SUBACCOUNTS (Continued)
                                                    ------------------------------------------------------------------------------
                                                    Zero Coupon      High Yield        Stock           Equity          Natural
                                                     Bond 2000         Bond            Index           Income         Resources
                                                     Portfolio       Portfolio       Portfolio        Portfolio       Portfolio
                                                    ------------   ------------   --------------   --------------   --------------
          Contract Owner Units Outstanding
            (PVAL $100,000 + face - rounded).....      4,099,805     21,615,879       98,996,699       69,992,249       25,412,719
          Unit Value
            (PVAL $100,000 + face - rounded).....   $    2.64483   $    2.40134   $      6.75269   $      4.53247   $      3.17306
                                                    ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity
            (PVAL $100,000 + face - rounded).....   $ 10,843,287   $ 51,907,075   $  668,494,019   $  317,237,766   $   80,636,082
                                                    ------------   ------------   --------------   --------------   --------------
          Contract Owner Units Outstanding
            (PVAL - rounded).....................      2,947,589     15,046,988       56,886,231       35,247,759       18,211,187
          Unit Value (PVAL)......................   $    2.56058   $    2.32577   $      6.53757   $      4.38754   $      3.07258
                                                    ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity (PVAL)...........   $  7,547,539   $ 34,995,832   $  371,897,719   $  154,650,954   $   55,955,329
                                                    ------------   ------------   --------------   --------------   --------------
          Contract Owner Units Outstanding
            (SVUL - rounded).....................            N/A      1,747,498       10,333,413        3,409,447          392,042
          Unit Value (SVUL)......................            N/A   $    1.23564   $      2.49636   $      1.80209   $      1.33192
                                                    ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity (SVUL)...........            N/A   $  2,159,279   $   25,795,918   $    6,144,131   $      522,169
                                                    ------------   ------------   --------------   --------------   --------------
          Contract Owner Units Outstanding
            (VUL - rounded)......................            N/A         38,612          373,683           92,114              N/A
          Unit Value (VUL).......................            N/A   $    1.14763   $      2.02405   $      1.51100              N/A
                                                    ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity (VUL)............            N/A   $     44,313   $      756,354   $      139,184              N/A
                                                    ------------   ------------   --------------   --------------   --------------
          Total Contract Owner Equity............   $ 18,390,826   $ 89,106,498   $1,066,944,010   $  478,172,035   $  137,113,580
                                                    ============   ============   ==============   ==============   ==============

                                                                                  SUBACCOUNTS (Continued)
                                                    ------------------------------------------------------------------------------
                                                                                                                        Small
                                                                    Government     Zero Coupon       Prudential     Capitalization
                                                       Global         Income        Bond 2005         Jennison           Stock
                                                     Portfolio      Portfolio       Portfolio         Portfolio        Portfolio
                                                    ------------   ------------   --------------   --------------   --------------
          Contract Owner Units Outstanding
            (PVAL $100,000 + face - rounded).....     63,942,723     21,761,201        6,612,997       90,695,791       45,283,520
          Unit Value
            (PVAL $100,000 + face - rounded).....   $    2.58864   $    2.07768   $      2.49098   $      3.59559   $      1.95551
                                                    ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity
            (PVAL $100,000 + face - rounded).....   $165,524,691   $ 45,212,812   $   16,472,844   $  326,104,880   $   88,552,376
          Contract Owner Units Outstanding
            (PVAL - rounded).....................     19,984,699     14,170,479        3,283,416       33,000,756       14,135,736
          Unit Value (PVAL)......................   $    2.54551   $    2.01244   $      2.41301   $      3.54619   $      1.92826
                                                    ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity (PVAL)...........   $ 50,871,251   $ 28,517,238   $    7,922,916   $  117,026,949   $   27,257,375
                                                    ------------   ------------   --------------   --------------   --------------
          Contract Owner Units Outstanding
            (SVUL - rounded).....................      4,784,406        917,325          673,457        5,413,683        6,497,063
          Unit Value (SVUL)......................   $    2.28529   $    1.15461   $      1.15283   $      3.08973   $      1.69824
                                                    ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity (SVUL)...........   $ 10,933,754   $  1,059,153   $      776,381   $   16,726,819   $   11,033,572
                                                    ------------   ------------   --------------   --------------   --------------
          Contract Owner Units Outstanding
            (VUL - rounded)                               81,828            N/A              N/A          153,493              N/A
          Unit Value (VUL).......................   $    1.99111            N/A              N/A   $      2.49462              N/A
                                                    ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity (VUL)............   $    162,928            N/A              N/A   $      382,907              N/A
                                                    ------------   ------------   --------------   --------------   --------------
          Total Contract Owner Equity............   $227,492,624   $ 74,789,203   $   25,172,141   $  460,241,555   $  126,843,323
                                                    ============   ============   ==============   ==============   ==============

Note 5:   Charges and Expenses

          A.   Mortality Risk and Expense Risk Charges

               The mortality risk and expense risk charges, at an effective annual rate of 0.90%, is applied daily against the net assets representing equity of PVAL contract owners held in each subaccount. For contract owners investing in PVAL with face amounts of $100,000 or more the annual rate is 0.60%. For contract owners investing in SVUL the annual rate is 0.90%. For contract owners investing In PVUL the annual rate is 0.90 %. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

          B.   Deferred Sales Charge

               A deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.


                                      A17

          C.   Partial Withdrawal Charge

               A charge is imposed by Prudential on partial withdrawals of the cash surrender value. A charge equal to the lesser of $25 or 2% for SVUL and PVUL and $15 or 2% for PVAL will be made in connection with each partial withdrawal of the cash surrender value of a contract.

          D.   Expense Reimbursement

               PVAL contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% for all Zero Coupon Bond Portfolios, 0.45% for the Stock Index Portfolio, 0.50% for the Equity Income Portfolio, 0.55% for the Natural Resources Portfolio, and 0.65% for the High Yield Bond Portfolio of the average daily net assets of these portfolios. SVUL contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of the portfolio of each of the Zero Coupon Bond Portfolios.

          E.   Cost of Insurance and Other Related Charges

               Contract owners contributions are subject to certain deductions prior to being invested in the Account. The deductions are for
               (1) transaction costs which are deducted from each premium payment for PVAL and PVUL, to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Prudential for the guaranteed minimum death benefit risk.

Note 6:   Taxes

          Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

Note 7:   Net Increase (Decrease) in Net Assets Retained in the Account

          The increase (decrease) in net assets retained in the account represents the net contributions (withdrawals) of Prudential to (from) the Account. Effective October 13, 1998 Prudential no longer maintains a position in the account. Previously, Prudential maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.

                                      A18

Note 8:   Unit Activity

          Transactions in units (including transfers among subaccounts) for the years ended December 31, 1999, 1998 and 1997 were as follows:

                                                                                   SUBACCOUNTS
                                               ------------------------------------------------------------------------------------
                                                                 Money                                   Diversified
                                                                Market                                      Bond
                                                               Portfolio                                  Portfolio
                                               ----------------------------------------     ---------------------------------------
                                                   1999         1998          1997              1999        1998           1997
                                               ------------   -----------   -----------     -----------   -----------   -----------
          Contract Owner Contributions:         120,477,063    69,014,332    65,667,687      22,216,255    19,897,577    16,213,787
          Contract Owner Redemptions:          (114,736,198)  (57,752,616)  (69,425,851)    (20,070,222)  (15,092,779)  (14,250,810)

                                                                               SUBACCOUNTS (Continued)
                                               ------------------------------------------------------------------------------------
                                                                                                          Flexible
                                                                Equity                                     Managed
                                                               Portfolio                                  Portfolio
                                               ---------------------------------------     ---------------------------------------
                                                   1999           1998          1997            1999          1998          1997
                                               ------------   -----------   -----------     -----------   -----------   -----------
          Contract Owner Contributions:          60,448,440    81,572,816    92,473,729      55,689,347    76,938,185    93,973,164
          Contract Owner Redemptions:           (74,869,027)  (74,174,443)  (76,628,697)    (72,365,779)  (81,055,189)  (87,813,519)

                                                                               SUBACCOUNTS (Continued)
                                               ------------------------------------------------------------------------------------
                                                             Conservative                                Zero Coupon
                                                               Balanced                                   Bond 2000
                                                               Portfolio                                  Portfolio
                                               ----------------------------------------     ---------------------------------------
                                                   1999           1998          1997            1999          1998          1997
                                               ------------   -----------   -----------     -----------   -----------   -----------
          Contract Owner Contributions:          53,724,364    78,380,210    93,048,913       1,680,934     1,980,913     1,934,757
          Contract Owner Redemptions:           (74,929,420)  (82,911,926)  (94,880,956)     (2,405,244)   (2,493,753)   (2,549,332)

                                                                               SUBACCOUNTS (Continued)
                                               ------------------------------------------------------------------------------------
                                                              High Yield                                     Stock
                                                                 Bond                                        Index
                                                               Portfolio                                   Portfolio
                                               ------------------------------------------   ---------------------------------------
                                                   1999           1998          1997            1999          1998          1997
                                               ------------   -----------   -----------     -----------   -----------   -----------
          Contract Owner Contributions:          19,247,980    19,318,322    17,186,033      47,997,403    45,264,098    50,408,149
          Contract Owner Redemptions:           (22,299,293)  (16,933,871)  (16,878,090)    (36,168,261)  (34,390,053)  (34,222,528)

                                                                               SUBACCOUNTS (Continued)
                                               ------------------------------------------------------------------------------------
                                                                Equity                                      Natural
                                                                Income                                     Resources
                                                               Portfolio                                   Portfolio
                                               ----------------------------------------     ---------------------------------------
                                                   1999           1998          1997            1999          1998          1997
                                               ------------   -----------   -----------     -----------   -----------   -----------
          Contract Owner Contributions:          27,292,681    34,330,488    34,569,866      13,026,517    15,093,093    18,586,440
          Contract Owner Redemptions:           (33,584,226)  (26,544,454)  (24,004,754)    (15,783,619)  (18,219,964)  (17,455,643)

                                                                               SUBACCOUNTS (Continued)
                                               ------------------------------------------------------------------------------------
                                                                                                         Government
                                                                Global                                     Income
                                                               Portfolio                                  Portfolio
                                               ----------------------------------------     ---------------------------------------
                                                   1999           1998          1997            1999          1998          1997
                                               ------------   -----------   -----------     -----------   -----------   -----------
          Contract Owner Contributions:          42,507,388    32,534,226    37,198,997       9,143,771    12,383,025    10,260,445
          Contract Owner Redemptions:           (35,405,377)  (27,960,335)  (24,567,571)    (11,091,943)  (11,507,261)  (12,866,478)

                                                                               SUBACCOUNTS (Continued)
                                               ------------------------------------------------------------------------------------
                                                              Zero Coupon                                Prudential
                                                               Bond 2005                                  Jennison
                                                               Portfolio                                  Portfolio
                                               ----------------------------------------     ---------------------------------------
                                                   1999           1998          1997            1999          1998          1997
                                               ------------   -----------   -----------     -----------   -----------   -----------
          Contract Owner Contributions:           5,288,563     3,651,972     2,986,424      81,466,185    53,654,104    36,782,725
          Contract Owner Redemptions:            (5,103,196)   (3,174,685)   (3,539,701)    (33,061,952)  (22,113,796)  (16,099,947)

                                                          SUBACCOUNTS (Continued)
                                               ----------------------------------------
                                                           Small Capitalization
                                                                   Stock
                                                                 Portfolio
                                               ----------------------------------------
                                                   1999           1998          1997
                                               ------------   -----------   -----------
          Contract Owner Contributions:          44,995,701    38,172,591    38,237,386
          Contract Owner Redemptions:           (37,335,362)  (22,883,043)  (15,077,042)

                                      A19

Note  9:  Purchases and Sales of Investments

          The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 1999 were as follows:

                                                                               PORTFOLIOS
                                      ----------------------------------------------------------------------------------------
                                          Money           Diversified                           Flexible          Conservative
                                         Market              Bond             Equity             Managed            Balanced
                                      -------------      ------------      -------------      -------------       ------------
          Purchases ................  $ 114,836,682      $ 16,588,379      $  50,382,471      $  26,327,058       $ 20,526,529
          Sales ....................  $(105,181,605)     $(15,317,628)     $(137,552,449)     $ (97,078,848)      $(90,804,045)

                                                                          PORTFOLIOS (Continued)
                                      ----------------------------------------------------------------------------------------
                                       Zero Coupon
                                          Bond            High Yield           Stock             Equity             Natural
                                          2000               Bond              Index             Income            Resources
                                      -------------      ------------      -------------      -------------       ------------
          Purchases ................  $   1,305,363      $ 17,140,637      $  86,655,640      $  25,016,917       $  8,051,691
          Sales ....................  $  (3,302,674)     $(24,858,455)     $ (44,538,967)     $ (56,411,286)      $(16,097,354)

                                                                        PORTFOLIOS (Continued)
                                      ----------------------------------------------------------------------------------------
                                                                            Zero Coupon                              Small
                                                          Government           Bond            Prudential        Capitalization
                                         Global             Income             2005             Jennison             Stock
                                      -------------      ------------      -------------      -------------       ------------
          Purchases ................  $  44,133,526      $  5,513,391      $   5,194,522      $ 145,912,541       $ 39,818,481
          Sales ....................  $ (31,322,697)     $(10,626,182)     $  (5,577,717)     $ (10,575,796)      $(27,977,731)


Note 10:  Related Party Transactions

          Prudential has purchased multiple PVAL contracts insuring the lives of certain employees. Prudential is the owner and beneficiary of the contracts. There were no net premium payments for the year ended December 31, 1999. Equity of contracts owners in the Flexible Managed subaccount at December 31, 1999 includes approximately $273 million owned by Prudential.

                                      A20

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Contract Owners of the Variable Appreciable Life Subaccounts of the Prudential Variable Appreciable Account and the Board of Directors of The Prudential Insurance Company of America


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, Zero Coupon Bond 2000 Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Zero Coupon Bond 2005 Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio) of the Variable Appreciable Life Subaccounts of the Prudential Variable Appreciable Account at December 31, 1999, the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1999, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
March 17, 2000

                                      A21

The Prudential Insurance Company of America

Consolidated Statements of Financial Position
December 31, 1999 and 1998 (In Millions)
--------------------------------------------------------------------------------


                                                                                                      1999              1998
                                                                                                 ---------------   ----------------
ASSETS
  Fixed maturities:
     Available for sale, at fair value (amortized cost, 1999: $76,815; 1998: $76,997)                  $ 74,697           $ 80,158
     Held to maturity, at amortized cost (fair value, 1999: $14,112; 1998: $17,906)                      14,237             16,848
  Trading account assets, at fair value                                                                   9,741              8,888
  Equity securities, available for sale, at fair value (cost, 1999: $2,531; 1998: $2,583)                 3,264              2,759
  Mortgage loans on real estate                                                                          16,268             16,016
  Investment real estate                                                                                    770                675
  Policy loans                                                                                            7,590              7,476
  Securities purchased under agreements to resell                                                        13,944             10,252
  Cash collateral for borrowed securities                                                                 7,124              5,622
  Other long-term investments                                                                             4,087              3,474
  Short-term investments                                                                                 12,303              9,781
                                                                                                 ---------------   ----------------
     Total investments                                                                                  164,025            161,949

  Cash                                                                                                    1,330              1,943
  Accrued investment income                                                                               1,836              1,795
  Broker-dealer related receivables                                                                      11,346             10,142
  Deferred policy acquisition costs                                                                       7,324              6,462
  Other assets                                                                                           17,102             16,200
  Separate account assets                                                                                82,131             80,931
                                                                                                 ---------------   ----------------
TOTAL ASSETS                                                                                          $ 285,094          $ 279,422
                                                                                                 ===============   ================

LIABILITIES AND EQUITY
LIABILITIES
  Future policy benefits                                                                               $ 68,069           $ 67,059
  Policyholders' account balances                                                                        31,578             33,098
  Unpaid claims and claim adjustment expenses                                                             2,829              3,806
  Policyholders' dividends                                                                                1,484              1,444
  Securities sold under agreements to repurchase                                                         24,598             21,486
  Cash collateral for loaned securities                                                                  10,775              7,132
  Income taxes payable                                                                                      804                785
  Broker-dealer related payables                                                                          5,839              6,530
  Securities sold but not yet purchased                                                                   6,968              5,771
  Short-term debt                                                                                        10,858             10,082
  Long-term debt                                                                                          5,513              4,734
  Other liabilities                                                                                      14,357             16,169
  Separate account liabilities                                                                           82,131             80,931
                                                                                                 ---------------   ----------------
           Total liabilities                                                                            265,803            259,027
                                                                                                 ---------------   ----------------

COMMITMENTS AND CONTINGENCIES (See Notes 14 and 15)
EQUITY
  Accumulated other comprehensive income/(loss)                                                            (685)             1,232
  Retained earnings                                                                                      19,976             19,163
                                                                                                 ---------------   ----------------
            Total equity                                                                                 19,291             20,395
                                                                                                 ---------------   ----------------
 TOTAL LIABILITIES AND EQUITY                                                                         $ 285,094          $ 279,422
                                                                                                 ===============   ================


                 See Notes to Consolidated Financial Statements
                                       B1

The Prudential Insurance Company of America

Consolidated Statements of Operations
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------


                                                                                  1999              1998              1997
                                                                             ---------------    --------------    --------------
REVENUES
  Premiums                                                                           $9,475            $9,024            $9,015
  Policy charges and fee income                                                       1,516             1,465             1,423
  Net investment income                                                               9,424             9,535             9,482
  Realized investment gains, net                                                        924             2,641             2,168
  Commissions and other income                                                        5,279             4,471             4,480
                                                                             ---------------    --------------    --------------
           Total revenues                                                            26,618            27,136            26,568
                                                                             ---------------    --------------    --------------

BENEFITS AND EXPENSES
  Policyholders' benefits                                                            10,175             9,840             9,956
  Interest credited to policyholders' account balances                                1,811             1,953             2,170
  Dividends to policyholders                                                          2,571             2,477             2,422
  General and administrative expenses                                                 9,656             9,108             8,620
  Sales practices remedies and costs                                                    100             1,150             2,030
                                                                             ---------------    --------------    --------------
           Total benefits and expenses                                               24,313            24,528            25,198
                                                                             ---------------    --------------    --------------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND
  EXTRAORDINARY ITEM                                                                  2,305             2,608             1,370
                                                                             ---------------    --------------    --------------
  Income taxes
    Current                                                                             690             1,085               101
    Deferred                                                                            352              (115)              306
                                                                             ---------------    --------------    --------------
           Total income taxes                                                         1,042               970               407
                                                                             ---------------    --------------    --------------

INCOME FROM CONTINUING OPERATIONS BEFORE EXTRAORDINARY ITEM                           1,263             1,638               963
                                                                             ---------------    --------------    --------------

DISCONTINUED OPERATIONS
  Loss from healthcare operations, net of taxes                                           -              (298)             (353)
  Loss on disposal of healthcare operations, net of taxes                              (400)             (223)                -
                                                                             ---------------    --------------    --------------
    Net loss from discontinued operations                                              (400)             (521)             (353)
                                                                             ---------------    --------------    --------------

INCOME BEFORE EXTRAORDINARY ITEM                                                        863             1,117               610

EXTRAORDINARY ITEM - DEMUTUALIZATION EXPENSES, NET OF TAXES                             (50)              (11)                -
                                                                             ---------------    --------------    --------------

NET INCOME                                                                            $ 813            $1,106             $ 610
                                                                             ===============    ==============    ==============


                 See Notes to Consolidated Financial Statements
                                       B2

The Prudential Insurance Company of America

Consolidated Statements of Changes in Equity
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                    Accumulated Other Comprehensive Income/(Loss)
                                                      ---------------------------------------------------------------------
                                                                                                               Total
                                                          Foreign             Net                           Accumulated
                                                          Currency         Unrealized         Pension          Other
                                                        Translation        Investment        Liability      Comprehensive
                                                        Adjustments       Gains/(Losses)     Adjustment      Income/(Loss)
                                                      ---------------   -----------------  -------------  -----------------
Balance, December 31, 1996                                     $ (56)          $ 1,136             $ (4)          $ 1,076
Comprehensive income:
      Net income
      Other comprehensive income, net of tax:
           Change in foreign currency translation
                adjustments                                      (29)                                                 (29)
           Change in net unrealized investment gains                               616                                616
           Additional pension liability adjustment                                                   (2)               (2)

      Other comprehensive income

Total comprehensive income

                                                      ---------------------------------------------------------------------
Balance, December 31, 1997                                       (85)            1,752               (6)            1,661
Comprehensive income:
      Net income
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                       54                                                   54
           Change in net unrealized investment gains                              (480)                              (480)
           Additional pension liability adjustment                                                   (3)               (3)

      Other comprehensive loss

Total comprehensive income

                                                      ---------------------------------------------------------------------
Balance, December 31, 1998                                       (31)            1,272               (9)            1,232
Comprehensive income:
      Net income
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                       13                                                   13
           Change in net unrealized investment gains                            (1,932)                            (1,932)
           Additional pension liability adjustment                                                    2                 2

      Other comprehensive loss

Total comprehensive loss

                                                      ---------------------------------------------------------------------
Balance, December 31, 1999                                     $ (18)           $ (660)            $ (7)           $ (685)
                                                      =====================================================================


                                                           Retained       Total
                                                           Earnings       Equity
                                                        --------------  ------------
Balance, December 31, 1996                                 $ 17,447       $18,523
Comprehensive income:
      Net income                                                610           610
      Other comprehensive income, net of tax:
           Change in foreign currency translation
                adjustments                                                   (29)
           Change in net unrealized investment gains                          616
           Additional pension liability adjustment                             (2)
                                                                        ----------
      Other comprehensive income                                              585
                                                                        ----------
Total comprehensive income                                                  1,195

                                                      ----------------------------
Balance, December 31, 1997                                   18,057        19,718
Comprehensive income:
      Net income                                              1,106         1,106
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                                    54
           Change in net unrealized investment gains                         (480)
           Additional pension liability adjustment                             (3)
                                                                        ----------
      Other comprehensive loss                                               (429)
                                                                        ----------
Total comprehensive income                                                    677

                                                      ----------------------------
Balance, December 31, 1998                                   19,163        20,395
Comprehensive income:
      Net income                                                813           813
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                                    13
           Change in net unrealized investment gains                       (1,932)
           Additional pension liability adjustment                              2
                                                                        ----------
      Other comprehensive loss                                             (1,917)
                                                                        ----------
Total comprehensive loss                                                   (1,104)

                                                      ----------------------------
Balance, December 31, 1999                                 $ 19,976       $19,291
                                                      ============================


                 See Notes to Consolidated Financial Statements
                                       B3

The Prudential Insurance Company of America

Consolidated Statements of Cash Flows
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                                1999               1998               1997
                                                                            --------------     --------------     --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                        $ 813            $ 1,106              $ 610
  Adjustments to reconcile net income to
     net cash provided by operating activities:
        Realized investment gains, net                                               (915)            (2,671)            (2,209)
        Policy charges and fee income                                                (237)              (232)              (258)
        Interest credited to policyholders' account balances                        1,811              1,953              2,170
        Depreciation and amortization                                                 489                337                271
        Loss on disposal of businesses                                                400                223                  -
        Change in:
            Deferred policy acquisition costs                                        (178)              (174)              (233)
            Future policy benefits and other insurance liabilities                    724                597              2,537
            Trading account assets                                                   (853)            (2,540)            (1,825)
            Income taxes payable                                                    1,074                594             (1,391)
            Broker-dealer related receivables/payables                             (1,898)             1,495               (672)
            Securities purchased under agreements to resell                        (3,692)            (1,591)            (3,314)
            Cash collateral for borrowed securities                                (1,502)              (575)            (2,631)
            Cash collateral for loaned securities                                   3,643             (6,985)             5,668
            Securities sold but not yet purchased                                   1,197              2,122              1,633
            Securities sold under agreements to repurchase                          3,112              9,139              4,844
            Other, net                                                             (3,356)            (5,234)             3,910
                                                                            --------------     --------------     --------------

                Cash flows from (used in) operating activities                        632             (2,436)             9,110
                                                                            --------------     --------------     --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
        Fixed maturities, available for sale                                      120,875            123,151            123,550
        Fixed maturities, held to maturity                                          4,957              4,466              4,042
        Equity securities, available for sale                                       3,190              2,792              2,572
        Mortgage loans on real estate                                               2,640              4,090              4,299
        Investment real estate                                                        507              1,489              1,842
        Other long-term investments                                                 1,219              1,848              5,232
  Payments for the purchase of:
        Fixed maturities, available for sale                                     (120,933)          (126,742)          (129,854)
        Fixed maturities, held to maturity                                         (2,414)            (2,244)            (2,317)
        Equity securities, available for sale                                      (2,779)            (2,547)            (2,461)
        Mortgage loans on real estate                                              (2,595)            (3,719)            (3,305)
        Investment real estate                                                       (483)               (31)              (241)
        Other long-term investments                                                (1,354)            (1,842)            (4,173)
  Short-term investments                                                           (2,510)             2,145             (2,848)
                                                                            --------------     --------------     --------------

                Cash flows from (used in) investing activities                        320              2,856             (3,662)
                                                                            --------------     --------------     --------------


                 See Notes to Consolidated Financial Statements
                                       B4

The Prudential Insurance Company of America

Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                                1999               1998               1997
                                                                            --------------     --------------     --------------
CASH FLOWS FROM FINANCING ACTIVITIES:

     Policyholders' account deposits                                                6,901              7,052              5,245
     Policyholders' account withdrawals                                            (9,835)           (11,332)            (9,873)
     Net increase in short-term debt                                                  444              2,422                305
     Proceeds from the issuance of long-term debt                                   1,844              1,940                324
     Repayments of long-term debt                                                    (919)              (418)              (464)
                                                                            --------------     --------------     --------------

             Cash flows used in financing activities                               (1,565)              (336)            (4,463)
                                                                            --------------     --------------     --------------

NET (DECREASE)/INCREASE IN CASH                                                      (613)                84                985

CASH, BEGINNING OF YEAR                                                             1,943              1,859                874
                                                                            --------------     --------------     --------------

CASH, END OF YEAR                                                                 $ 1,330            $ 1,943            $ 1,859
                                                                            ==============     ==============     ==============


SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes (received)/paid                                                      $  (344)           $   163            $   968
                                                                            --------------     --------------     --------------

Interest paid                                                                     $   824            $   864            $   708
                                                                            --------------     --------------     --------------


                 See Notes to Consolidated Financial Statements
                                       B5

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

    The Prudential Insurance Company of America and its subsidiaries (collectively, "Prudential" or "the Company") provide financial services throughout the United States and in many foreign countries. The Company's businesses provide a full range of insurance, investment, securities and other financial products and services to both retail and institutional customers. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

    Demutualization

    On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit demutualization to occur and that specified the process for conversion. Demutualization is a complex process involving the development of a plan of reorganization, approval of the plan by the Company's Board of Directors, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan, and review and approval by the New Jersey Department of Banking and Insurance. The Company's management is in the process of developing a proposed plan of demutualization, although there can be no assurance as to the terms thereof or that the Company's Board of Directors will approve such a plan.

    The Company's management currently anticipates that the Company's proposed plan of demutualization will include the establishment of a new holding company, Prudential, Inc., whose stock will be publicly traded and of which the Company's stock successor will become a direct or indirect wholly-owned subsidiary. The consolidated financial statements of the Company prior to the demutualization will become Prudential, Inc.'s consolidated financial statements upon demutualization. The Company's management also currently intends to propose that a corporate reorganization occur concurrently with the demutualization whereby the stock of various of the Company's subsidiaries (including Prudential Securities Group, the personal lines property-casualty insurance companies and the international insurance companies), the stock of a newly formed subsidiary containing the Company's asset management operations, and certain prepaid pension expense, post-employment benefits and certain other assets will be distributed to Prudential, Inc. If effected, the corporate reorganization can be expected to materially reduce invested assets, net income and total equity of The Prudential Insurance Company of America, which would be an insurance subsidiary of Prudential, Inc. after the corporate reorganization, although it would have no effect on the consolidated assets, net income or total equity of Prudential, Inc. As the terms of the foregoing transactions have not been finalized by the Company or approved by the regulatory authority, it is not currently possible to quantify their financial effect on the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

    The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital


                                       B6

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). All significant intercompany balances and transactions have been eliminated.

    Use of Estimates
    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    Investments
    Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

    Trading account assets and securities sold but not yet purchased are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

    Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income/(loss)."

    Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.


                                       B7

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Investment real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such.

    Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value.

    Charges relating to real estate held for disposal and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

    Policy loans are carried at unpaid principal balances.

    Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

    Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

    Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

    Other long-term investments primarily represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control and derivatives held for purposes other than trading. Such joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, Prudential's


                                       B8

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to Prudential and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of Prudential's joint venture interests and the resulting gains and losses are included in "Realized investment gains, net."

    Short-term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

    Realized investment gains, net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in the carrying value of investment real estate held for disposal are recorded in "Realized investment gains, net."

    Cash
    Cash includes cash on hand, amounts due from banks, and money market instruments.

    Deferred Policy Acquisition Costs
    The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

    For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed investment yield used in estimating expected gross margins was 7.83% at December 31, 1999. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to the premium income.

    The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that


                                       B9

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies.

    For property and casualty insurance contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

    For disability insurance, group life insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

    Separate Account Assets and Liabilities
    Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

    Other Assets and Other Liabilities
    Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, mortgage securitization inventory, and property and equipment. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, and reserves for sales practices remedies and costs.

    Contingencies
    Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

    Policyholders' Dividends
    The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the Company's statutory results and past experience, including investment income, realized investment gains, net over a number of years, mortality experience and other factors.

    Insurance Revenue and Expense Recognition
    Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

    Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to the amount of expected future benefit payments.

                                       B10

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Amounts received as payment for interest-sensitive life contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

    For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

    Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

    Foreign Currency Translation Adjustments
    Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)," a separate component of equity.

    Commissions and Other Income
    Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's securities business.

    Derivative Financial Instruments
    Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

    To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

    Derivatives held for trading purposes are used by the Company's securities business to meet the needs of customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors


                                       B11

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    these exposures through the use of various analytical techniques.

    Derivatives held for trading purposes are included at fair value in "Trading account assets," "Other liabilities" or "Broker-dealer related receivables/payables" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

    Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

    See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

    Income Taxes
    The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

    Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

    Extraordinary Item - Demutualization Expenses, Net of Taxes
    The Consolidated Statements of Operations reflect extraordinary charges for demutualization expenses of $50 million and $11 million, net of taxes of zero, for the years ended December 31, 1999 and 1998, respectively. Demutualization expenses consist primarily of the cost of engaging independent accounting, actuarial, investment banking, legal and other consultants to advise the Company and the New Jersey Department of Banking and Insurance and the New York Department of Insurance in the demutualization process and related matters. Future demutualization expenses will also include the cost of printing and postage for communications with policyholders.

    New Accounting Pronouncements
    In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative"


                                       B12

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

    SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

    Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement, as amended, as of January 1, 2001 and is currently assessing the effect of the new standard.

    In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
    Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

    Reclassifications
    Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

    In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. Included in this transaction were the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") business. The healthcare business is recorded as a discontinued operation in the accompanying consolidated financial statements, with a measurement date of December 31, 1998

    Proceeds from the sale were $500 million of cash, $500 million of Aetna three-year senior notes and stock appreciation rights covering one million shares of Aetna common stock, valued at approximately $30 million at the date of closing, with a term of five years and a reference price of $81.81 per Aetna common share. The sale resulted in a loss of $623 million, net of tax. Loss from healthcare operations for 1998 includes results through December 31, 1998 (the measurement date). Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations.

    The 1998 loss on disposal of $223 million, net of taxes, included anticipated operating losses to be incurred by the healthcare business subsequent to December 31, 1998 (the measurement date) through the expected date of


                                      B13

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)

    the sale, as well as estimates of other costs the Company would incur in connection with the disposition of the healthcare business. These include costs attributable to facilities closure and systems terminations, severance and termination benefits, payments to Aetna related to the ASO business and estimated payments in connection with a medical loss ratio agreement covering the fully insured medical and dental business (the "MLR Agreement"). The MLR Agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the MLR Agreement for the years 1999 and 2000. The loss on disposal also included the estimated positive impact of net curtailment gains from expected modifications of certain pension and other postretirement benefit plans in which employees of the healthcare business participate. (See Note 9).

    In 1999 the Company recognized an additional loss on disposal of its healthcare business of $400 million, after related tax benefits. The additional loss resulted primarily from higher than anticipated healthcare operating losses during the 1999 period through the August 6 closing date. The higher losses resulted principally from adverse claims experience and the impact of this experience on the evaluation of the Company's obligation under the MLR Agreement. The pretax operating loss from the healthcare business from January 1, 1999 through August 6, 1999 was $370 million, which exceeded the original estimate of $160 million, recorded within the "Loss on disposal of healthcare operations" in 1998. In addition to the obligations noted above, the Company has retained certain liabilities pertaining to the healthcare business, including all liabilities associated with litigation which existed at August 6, 1999 or commences within two years of that date with respect to claims that were incurred prior to August 6, 1999. Management's best estimate of these costs is included in the loss on disposal. It is possible that additional adjustments to estimates may be necessary which might be material to future results of operations of a particular quarterly or annual period.

    Upon the closing of the sale of the healthcare business, the Company entered into a coinsurance agreement with Aetna. The agreement is 100% indemnity reinsurance on a coinsurance basis for all of the Company's insured medical and dental business in-force upon the completion of the sale of the business on August 6, 1999. The agreement requires the Company to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies are 100% coinsured by Aetna, when issued. The purpose of the agreement is to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential. The operation of the business and the attendant risks, except for the existence of the MLR Agreement as discussed above, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $896 million and $757 million, respectively, for the period from August 6, 1999 through December 31, 1999. Reinsurance recoverable under this agreement, included in other assets, was $500 million at December 31, 1999.

    The following table presents the results and the loss on the disposal of the Company's healthcare business, determined as of the measurement date and subsequently adjusted, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.


                                      B14

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)


                                                                                  1999               1998               1997
                                                                             ---------------    ---------------     --------------
                                                                                                (In Millions)

Revenues                                                                             $    -            $ 7,461            $10,305
Policyholder benefits                                                                     -             (6,064)            (8,484)
General and administrative expenses                                                       -             (1,822)            (2,364)
                                                                             ---------------    ---------------     --------------
Loss before income taxes                                                                  -               (425)              (543)
Income tax benefit                                                                        -                127                190
                                                                             ---------------    ---------------     --------------
Loss from operations                                                                      -               (298)              (353)
Loss on disposal, net of tax benefits of $240 in 1999 and $131 in 1998                 (400)              (223)                 -
                                                                             ---------------    ---------------     --------------
Loss from discontinued operations, net of taxes                                      $ (400)           $  (521)            $ (353)
                                                                             ===============    ===============     ==============


                                      B15

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS

    Fixed Maturities and Equity Securities

    The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                                           1999
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $  5,594         $     36         $    236        $  5,394

Obligations of U.S. states and
  their political subdivisions                                     2,437               41              118           2,360

Foreign government bonds                                           4,590              140               90           4,640

Corporate securities                                              57,503              580            2,431          55,652

Mortgage-backed securities                                         6,566               96              135           6,527

Other                                                                125                -                1             124
                                                             --------------------------------------------------------------
Total fixed maturities available for sale                       $ 76,815         $    893         $  3,011        $ 74,697
                                                             ==============================================================

Equity securities available for sale                            $  2,531         $    829         $     96        $  3,264
                                                             ==============================================================


                                                                                           1999
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $      5         $      -         $      -        $      5

Obligations of U.S. states and
  their political subdivisions                                        81                1                3              79

Foreign government bonds                                             214               11                1             224

Corporate securities                                              13,883              280              408          13,755

Mortgage-backed securities                                             1                -                -               1

Other                                                                 53                -                5              48
                                                             --------------------------------------------------------------

Total fixed maturities held to maturity                         $ 14,237         $    292         $    417        $ 14,112
                                                             ==============================================================


                                      B16

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


                                                                                           1998
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $  5,761         $    580          $     9        $  6,332

Obligations of U.S. states and
  their political subdivisions                                     2,672              204                1           2,875

Foreign government bonds                                           3,486              258               59           3,685

Corporate securities                                              57,043            2,540              546          59,037

Mortgage-backed securities                                         7,935              208               14           8,129

Other                                                                100                -                -             100
                                                             --------------------------------------------------------------
Total fixed maturities available for sale                       $ 76,997         $  3,790         $    629        $ 80,158
                                                             ==============================================================

Equity securities available for sale                            $  2,583         $    472         $    296        $  2,759
                                                             ==============================================================


                                                                                           1998
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $      5         $      -         $      -        $      5

Obligations of U.S. states and
  their political subdivisions                                        62                2                1              63

Foreign government bonds                                             216                8                1             223

Corporate securities                                              16,514            1,092               48          17,558

Mortgage-backed securities                                             1                -                -               1

Other                                                                 50                6                -              56
                                                             --------------------------------------------------------------
Total fixed maturities held to maturity                         $ 16,848         $  1,108         $     50        $ 17,906
                                                             ==============================================================


                                      B17

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1999, is shown below:


                                                             Available for Sale                          Held to Maturity
                                                     ----------------------------------        ----------------------------------
                                                                           Estimated                                 Estimated
                                                       Amortized             Fair                Amortized             Fair
                                                          Cost               Value                  Cost               Value
                                                     ---------------     --------------        ---------------     --------------
                                                                (In Millions)                             (In Millions)

Due in one year or less                                    $  3,171           $  3,166               $    671           $    671
Due after one year through five years                        18,132             17,911                  4,063              4,078
Due after five years through ten years                       19,249             18,725                  5,449              5,345
Due after ten years                                          29,697             28,368                  4,053              4,017
Mortgage-backed securities                                    6,566              6,527                      1                  1
                                                     ---------------     --------------        ---------------     --------------

     Total                                                 $ 76,815           $ 74,697               $ 14,237           $ 14,112
                                                     ===============     ==============        ===============     ==============


   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

   Proceeds from the repayment of held to maturity fixed maturities during 1999, 1998 and 1997 were $4,957 million, $4,466 million, and $4,042 million, respectively. Gross gains of $73 million, $135 million, and $62 million, and gross losses of $0 million, $2 million, and $1 million were realized on prepayment of held to maturity fixed maturities during 1999, 1998 and 1997, respectively.

   Proceeds from the sale of available for sale fixed maturities during 1999, 1998 and 1997 were $117,547 million, $119,096 million and $120,604 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1999, 1998 and 1997 were $3,328 million, $4,055 million and $2,946 million, respectively. Gross gains of $884 million, $1,765 million and $1,310 million, and gross losses of $1,231 million, $443 million and $639 million were realized on sales and prepayments of available for sale fixed maturities during 1999, 1998 and 1997, respectively.

   Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $266 million, $96 million and $13 million and for equity securities were $205 million, $95 million and $31 million for the years 1999, 1998 and 1997, respectively.

   During the years ended December 31, 1999 and 1998, certain securities classified as held to maturity were either sold or transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold or transferred was $230 million in 1999 and $73 million in 1998. Gross unrealized investment losses of $5 million in 1999 and $.4 million in 1998 were recorded in "Accumulated other comprehensive income" at the time of the transfer. Prior to transfer, impairments related to these securities, if any, were included in "Realized investment gains, net." Realized gains on securities sold were $3 million in 1999.


                                       B18

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


   Mortgage Loans on Real Estate
   The Company's mortgage loans were collateralized by the following property types at December 31:

                                                         Amount          Percentage            Amount          Percentage
                                                      (In Millions)       of Total         (In Millions)        of Total
                                                                   1999                                  1998
                                                     ----------------------------------    ---------------------------------
Office Buildings                                            $  3,960             24.1%           $  4,156             25.3%
Retail stores                                                  2,627             15.9%              2,866             17.4%
Residential properties                                           662              4.0%                716              4.3%
Apartment complexes                                            4,508             27.3%              4,179             25.4%
Industrial buildings                                           2,161             13.1%              1,971             12.0%
Agricultural properties                                        1,959             11.9%              1,936             11.8%
Other                                                            612              3.7%                619              3.8%
                                                     ----------------  ----------------    ---------------   ---------------
  Subtotal                                                    16,489              100%             16,443              100%
                                                                       ================                      ===============
Allowance for losses                                            (221)                                (427)
                                                     ----------------                      ---------------
Net carrying value                                          $ 16,268                             $ 16,016
                                                     ================                      ===============


   The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.4%) and New York (10.1%) at December 31, 1999. Mortgage loans receivable at December 31, 1998 include $87 million from non-consolidated joint ventures.

   Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:


                                                           1999                1998               1997
                                                     -----------------   -----------------  -----------------
                                                                          (In Millions)
Allowance for losses, beginning of year                         $ 427               $ 450              $ 515
Release of allowance for losses                                  (201)                  -                (41)
Charge-offs, net of recoveries                                     (5)                (23)               (24)
                                                     -----------------   -----------------  -----------------
Allowance for losses, end of year                               $ 221               $ 427              $ 450
                                                     =================   =================  =================


   The $201 million reduction of the mortgage loan allowance for losses in 1999 is primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a decrease in impaired loans.

   Impaired mortgage loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                          1999                1998
                                                                    -----------------   -----------------
                                                                                (In Millions)
Impaired mortgage loans with allowance for losses                              $ 411             $   501
Impaired mortgage loans with no allowance for losses                             283                 572
Allowance for losses, end of year                                                (24)                (45)
                                                                    -----------------   -----------------
Net carrying value of impaired mortgage loans                                  $ 670             $ 1,028
                                                                    =================   =================


                                       B19

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Impaired mortgage loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $884 million, $1,329 million and $2,102 million during 1999, 1998 and 1997, respectively. Net investment income recognized on these loans totaled $55 million, $94 million and $140 million for the years ended December 31, 1999, 1998 and 1997, respectively.

   Investment Real Estate
   "Investment real estate" of $770 million and $675 million at December 31, 1999 and 1998, respectively, is directly owned. Of the Company's real estate, $293 million and $675 million consists of commercial and agricultural assets held for disposal at December 31, 1999 and 1998, respectively. Impairment losses amounted to $3 million, $8 million and $40 million for the years ended December 31, 1999, 1998 and 1997, respectively, and are included in "Realized investment gains, net."

   Restricted Assets and Special Deposits
   Assets of $4,463 million and $2,803 million at December 31, 1999 and 1998, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $2,325 million and $3,898 million at December 31, 1999 and 1998, respectively, were held in voluntary trusts. Of these amounts, $1,553 million and $3,131 million at December 31, 1999 and 1998, respectively, related to the multi-state policyholder settlement described in Note 15. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $128 million and $173 million at December 31, 1999 and 1998, respectively, were pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $4,082 million and $2,366 million at December 31, 1999 and 1998, respectively, were included in the Consolidated Statements of Financial Position in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

   Other Long-Term Investments
   The Company's "Other long-term investments" of $4,087 million and $3,474 million as of December 31, 1999 and 1998, respectively, are comprised of $1,212 million and $1,133 million in real estate related interests and $2,875 million and $2,341 million of non-real estate related interests. Net investment income from other long-term investments was $365 million, $311 million and $443 million for 1999, 1998 and 1997, respectively.


                                       B20

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Investment Income and Investment Gains and Losses

   Net investment income arose from the following sources for the years ended December 31:

                                                                1999              1998               1997
                                                            -------------      ------------      -------------
                                                                              (In Millions)

Fixed maturities - available for sale                            $ 5,450           $ 5,366            $ 5,074
Fixed maturities - held to maturity                                1,217             1,406              1,622
Trading account assets                                               622               677                504
Equity securities - available for sale                                63                54                 52
Mortgage loans on real estate                                      1,401             1,525              1,555
Investment real estate                                               101               230                565
Policy loans                                                         448               410                396
Securities purchased under agreements to resell                       25                18                 15
Broker-dealer related receivables                                    976               836                706
Short-term investments                                               642               725                697
Other investment income                                              354               430                535
                                                            -------------      ------------      -------------

Gross investment income                                           11,299            11,677             11,721
Less investment expenses                                          (1,824)           (2,035)            (2,027)
                                                            -------------      ------------      -------------

     Subtotal                                                      9,475             9,642              9,694
Less amount relating to discontinued operations                      (51)             (107)              (212)
                                                            -------------      ------------      -------------

Net investment income                                            $ 9,424           $ 9,535            $ 9,482
                                                            =============      ============      =============



                                       B21

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Realized investment gains, net, for the years ended December 31, were from the following sources:

                                                                     1999                1998                1997
                                                                ---------------     ---------------     ---------------
                                                                                    (In Millions)
Fixed maturities                                                       $  (557)            $ 1,381             $   684
Equity securities - available for sale                                     223                 427                 363
Mortgage loans on real estate                                              209                  22                  68
Investment real estate                                                     106                 642                 700
Joint ventures and limited partnerships                                    656                 454                 289
Derivatives                                                                305                (263)                108
Other                                                                      (27)                  8                  (3)
                                                                ---------------     ---------------     ---------------
     Subtotal                                                              915               2,671               2,209
Less amount related to discontinued operations                               9                 (30)                (41)
                                                                ---------------     ---------------     ---------------
Realized investment gains, net                                         $   924             $ 2,641             $ 2,168
                                                                ===============     ===============     ===============



    The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Other long-term investments," amounting to $114 million, $177 million and $56 million in 1999, 1998 and 1997, respectively.

    Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1999 included in fixed maturities available for sale, mortgage loans on real estate and other long-term investments totaled $15 million, $25 million and $1 million, respectively.

    Net  Unrealized Investment Gains/Losses
    Net unrealized investment gains on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid including in "Other comprehensive income/(loss)" those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income/(loss)" in earlier periods. The amounts for the years ended December 31, are as follows:


                                       B22

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


                                                                Impact of unrealized investment gains (losses) on:
                                                                ---------------------------------------------------------
                                                                    Deferred
                                                Unrealized           policy            Future             Deferred
                                             gains(losses) on     acquisition          policy            income tax
                                                investments          costs            benefits       (liability)benefit
                                            ------------------  ---------------  ----------------  ----------------------
                                                                                   (In Millions)

Balance, December 31, 1996                        $ 2,527           $  (193)           $  (573)            $  (625)

Net investment gains (losses) on
investments arising during the
period                                              2,667                 -                  -                (961)

Reclassification adjustment for
gains included in net income                         (986)                -                  -                 355

Impact of net unrealized investment                     -              (154)                 -                  55
gains on deferred policy acquisition
costs

Impact of net unrealized investment                     -                 -               (563)                203
gains on future policy benefits
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1997                          4,208              (347)            (1,136)               (973)

Net investment gains (losses) on
investments arising during the
period                                                804                 -                  -                (282)

Reclassification adjustment for
gains included in net income                       (1,675)                -                  -                 588

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                   -                98                  -                 (36)

Impact of net unrealized investment
gains on future policy benefits                         -                 -                 38                 (15)
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1998                          3,337              (249)            (1,098)               (718)

Net investment gains (losses) on
investments arising during the
period                                             (5,089)                -                  -               1,845

Reclassification adjustment for
gains included in net income                          404                 -                  -                (146)

Impact of net unrealized investment
losses on deferred policy acquisition                   -               566                  -                (213)
costs

Impact of net unrealized investment
losses on future policy benefits                        -                 -              1,095                (394)
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1999                       $ (1,348)         $    317           $     (3)           $    374
                                            ==================  ===============  ================  ======================



                                                              Accumulated
                                                                other
                                                            comprehensive
                                                            income/(loss)
                                                            related to net
                                                              unrealized
                                                              investment
                                                            gains (losses)
                                                          ------------------

Balance, December 31, 1996                                       $ 1,136

Net investment gains (losses) on
investments arising during the
period                                                             1,706

Reclassification adjustment for
gains included in net income                                        (631)

Impact of net unrealized investment                                  (99)
gains on deferred policy acquisition
costs

Impact of net unrealized investment                                 (360)
gains on future policy benefits
                                                          ------------------

Balance, December 31, 1997                                         1,752

Net investment gains (losses) on
investments arising during the
period                                                               522

Reclassification adjustment for
gains included in net income                                      (1,087)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                                 62

Impact of net unrealized investment
gains on future policy benefits                                       23
                                                          ------------------

Balance, December 31, 1998                                         1,272

Net investment gains (losses) on
investments arising during the
period                                                            (3,244)

Reclassification adjustment for
gains included in net income                                         258

Impact of net unrealized investment
losses on deferred policy acquisition                                353
costs

Impact of net unrealized investment
losses on future policy benefits                                     701
                                                          ------------------

Balance, December 31, 1999                                       $  (660)
                                                          ==================


                                       B23

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


    The table below presents unrealized gains (losses) on investments by asset class:

                                                                As of December 31,
                                                   1999                1998               1997
                                              -------------      ---------------      -------------
                                                                   (In Millions)
Fixed maturities                                  $ (2,118)             $ 3,161            $ 3,774
Equity securities                                      733                  176                434
Other long-term investments                             37                    -                  -
                                              -------------      ---------------      -------------
Unrealized gains (losses) on investments          $ (1,348)             $ 3,337            $ 4,208
                                              =============      ===============      =============


5. DEFERRED POLICY ACQUISITION COSTS

    The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:


                                                            1999       1998        1997
                                                          ---------  ----------  ----------
                                                                     (In Millions)
Balance, beginning of year                                 $ 6,462     $ 6,083     $ 6,095
Capitalization of commissions, sales and issue
  expenses                                                   1,333       1,313       1,409
Amortization                                                (1,155)     (1,139)     (1,176)
Change in unrealized investment gains                          566          98        (154)
Foreign currency translation                                   118         107         (91)
                                                          ---------  ----------  ----------
Balance, end of year                                       $ 7,324     $ 6,462     $ 6,083
                                                          =========  ==========  ==========


6. POLICYHOLDERS' LIABILITIES

    Future policy benefits at December 31, are as follows:

                                                   1999         1998
                                                  --------     --------
                                                      (In Millions)
Life insurance                                    $ 51,667     $ 48,981
Annuities                                           14,138       15,360
Other contract liabilities                           2,264        2,718
                                                  --------     --------
Total future policy benefits                      $ 68,069     $ 67,059
                                                  ========     ========


     The majority of the Company's participating insurance is in its domestic individual life insurance business. Participating insurance represented approximately 90% of domestic individual life insurance inforce and approximately 90% of domestic individual life insurance premiums for 1999, 1998 and 1997. Revenues and expenses of this business come directly from the underlying policies and supporting assets.


                                      B24

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

     Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves and certain health benefits. Annuity liabilities include reserves for immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

     The following table highlights the key assumptions generally utilized in calculating these reserves:

          Product                       Mortality                    Interest Rate               Estimation Method
----------------------------    ---------------------------    --------------------------    ---------------------------
Life insurance                  Generally, rates                     2.5% to 11.5%           Net level premium
                                guaranteed in calculating                                    based on non-forfeiture
                                cash surrender values                                        interest rate

Individual annuities            1971 and 1983 Individual             3.5% to 13.4%           Present value of
                                Annuity Mortality                                            expected future payments
                                Tables with certain                                          based on historical
                                modifications                                                experience

Group annuities                 1950 and 1971 Group                  3.8% to 17.3%           Present value of
                                Annuity Mortality                                            expected future payments
                                Tables with certain                                          based on historical
                                modifications                                                experience

Other contract liabilities                                           2.5% to 11.5%           Present value of
                                                                                             expected future payments
                                                                                             based on historical
                                                                                             experience


     Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities, and for certain individual health policies. Liabilities of $1,930 million and $1,844 million is included in "Future policy benefits" with respect to these deficiencies at December 31, 1999 and 1998, respectively.

     Policyholders' account balances at December 31, are as follows:

                                                                                1999              1998
                                                                             ------------      ------------
                                                                                     (In Millions)
Individual annuities                                                            $  4,612          $  4,997
Group annuities                                                                    2,176             2,362
Guaranteed investment contracts and guaranteed interest accounts                  13,429            14,408
Interest-sensitive life contracts                                                  3,607             3,566
Dividend accumulations and other                                                   7,754             7,765
                                                                             ------------      ------------
Policyholders' account balances                                                 $ 31,578          $ 33,098
                                                                             ============      ============


                                      B25

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

     Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                         Withdrawal/
                   Product                             Interest Rate                  Surrender Charges
----------------------------------------------   --------------------------   -----------------------------------

Individual annuities                                   3.0% to 11.3%          0% to 8% for up to 8 years

Group annuities                                        2.0% to 13.9%          Contractually limited or subject
                                                                              to market value adjustment

Guaranteed investment contracts and                    3.9% to 15.4%          Generally, subject to market value
Guaranteed interest accounts                                                  withdrawal provisions for any funds
                                                                              withdrawn other than for benefit
                                                                              responsive and contractual payments

Interest-sensitive life contracts                      2.0% to 6.0%           Various up to 10 years

Dividend accumulations and other                       3.0% to 7.0%           Withdrawal or surrender
                                                                              contractually limited or subject
                                                                              to market value adjustment


                                      B26

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

    Unpaid claims and claim adjustment expenses. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's personal lines automobile and homeowner's business, as well as the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                                      1999                               1998
                                                        --------------------------------   -------------------------------
                                                          Accident          Property         Accident         Property
                                                         and Health       and Casualty      and Health      and Casualty
                                                        --------------   ---------------   --------------   --------------
                                                                                   (In Millions)

Balance at January 1                                          $ 1,090           $ 2,716          $ 1,857          $ 2,956
Less reinsurance recoverables, net                                 52               533              810              535
                                                        --------------   ---------------   --------------   --------------
Net balance at January 1                                        1,038             2,183            1,047            2,421
                                                        --------------   ---------------   --------------   --------------
Incurred related to:

   Current year                                                 4,110             1,249            6,132            1,314
   Prior years                                                    (72)              (54)             (15)            (154)
                                                        --------------   ---------------   --------------   --------------
Total incurred                                                  4,038             1,195            6,117            1,160
                                                        --------------   ---------------   --------------   --------------
Paid related to:

   Current year                                                 3,397               700            5,287              717
   Prior years                                                    672               720              839              681
                                                        --------------   ---------------   --------------   --------------
Total paid                                                      4,069             1,420            6,126            1,398
                                                        --------------   ---------------   --------------   --------------
  Disposal of healthcare business (See Note 3)                   (965)                -                -                -
                                                        --------------   ---------------   --------------   --------------
Net balance at December 31                                         42             1,958            1,038            2,183
Plus reinsurance recoverables, net                                378               451               52              533
                                                        --------------   ---------------   --------------   --------------
Balance at December 31                                        $   420           $ 2,409          $ 1,090          $ 2,716
                                                        ==============   ===============   ==============   ==============


                                                                      1997
                                                        --------------------------------
                                                          Accident          Property
                                                         and Health       and Casualty
                                                        --------------   ---------------
                                                                  (In Millions)

Balance at January 1                                          $ 1,932           $ 3,076
Less reinsurance recoverables, net                                 10               553
                                                        --------------   ---------------
Net balance at January 1                                        1,922             2,523
                                                        --------------   ---------------
Incurred related to:

   Current year                                                 8,379             1,484
   Prior years                                                     63               (50)
                                                        --------------   ---------------
Total incurred                                                  8,442             1,434
                                                        --------------   ---------------
Paid related to:

   Current year                                                 6,673               739
   Prior years                                                  1,842               797
                                                        --------------   ---------------
Total paid                                                      8,515             1,536
                                                        --------------   ---------------
  Disposal of healthcare business (See Note 3)                      -                 -
                                                        --------------   ---------------
Net balance at December 31                                      1,849             2,421
Plus reinsurance recoverables, net                                  8               535
                                                        --------------   ---------------
Balance at December 31                                        $ 1,857           $ 2,956
                                                        ==============   ===============


     The Accident and Health reinsurance recoverable balance at December 31, 1999 includes $371 million attributable to the Company's discontinued healthcare business. The Accident and Health balance at December 31, 1998 and 1997 includes amounts attributable to the Company's discontinued healthcare business of $1,026 million and $1,693 million, respectively.

     The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and Health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

     In 1999, 1998 and 1997, the amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

     The amounts incurred for claims and claim adjustment expense for Accident and Health related to prior years are primarily due to factors including changes in claim cost trends and an accelerated decline in the indemnity health business.


                                      B27

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. REINSURANCE

     The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

     The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

     Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                        1999          1998          1997
                                      ---------     ---------     ---------
                                                  (In Millions)
Direct premiums                       $ 10,068       $ 9,637       $ 9,667
     Reinsurance assumed                    66            65            64
     Reinsurance ceded                    (659)         (678)         (716)
                                      ---------     ---------     ---------
Premiums                               $ 9,475       $ 9,024       $ 9,015
                                      =========     =========     =========
Policyholders' benefits ceded          $   483       $   510       $   530
                                      =========     =========     =========


     Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                        1999          1998
                                      ----------    ----------
                                           (In Millions)
Life insurance                          $   576       $   620
Property-casualty                           473           564
Other reinsurance                            90            92
                                      ----------    ----------
                                        $ 1,139       $ 1,276
                                      ==========    ==========


     Two major reinsurance companies account for approximately 58% of the reinsurance recoverable at December 31, 1999. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.


                                      B28

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  SHORT-TERM AND LONG-TERM DEBT

     Debt consists of the following at December 31:

Short-term debt

                                       1999          1998
                                    -----------    ----------
                                           (In Millions)
Commercial paper (b)                  $  7,506      $  7,057
Notes payable                            2,598         2,164
Current portion of long-term debt          754           861
                                    -----------    ----------

Total short-term debt                 $ 10,858      $ 10,082
                                    ===========    ==========

    The weighted average interest rate on outstanding short-term debt was approximately 5.2% and 5.4% at December 31, 1999 and 1998, respectively.

Long-term debt

Description                                      Maturity Dates                     Rate                 1999              1998
-----------                                     -----------------------     -------------------      ------------      ------------
                                                                                                              (In Millions)

     Fixed rate notes                                 2000 - 2023              .50% - 12.28%              $ 1,161           $ 1,480
     Floating rate notes ("FRN")                      2000 - 2003                   (a)                       865               767
     Surplus notes                                    2003 - 2025              6.875% - 8.30%                 987               987
     Commercial paper backed by long-term
          credit agreement (b)                                                                              2,500             1,500
                                                                                                      ------------      ------------
          Total long-term debt                                                                            $ 5,513           $ 4,734
                                                                                                      ============      ============


(a) Floating interest rates are generally based on such rates as LIBOR, Constant Maturity Treasury, or the Federal Funds Rate. Interest on the FRN's ranged from 6.17% to 14.00% for 1999 and 1998, respectively. Included in the floating rate notes are equity indexed instruments. The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1999 and 1998, the rate was 14%. Excluding this note, floating interest rates ranged from 6.17% to 9.54% for 1999 and 4.04% to 7.9% for 1998.

(b) At December 31, 1999 and 1998, the Company classified $2.5 billion and $1.5 billion, respectively, of its commercial paper as long-term debt. This classification is supported by long-term syndicated credit line agreements. The Company has the ability and intent to use these agreements, if necessary, to refinance commercial paper on a long-term basis.


                                      B29

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (continued)


    The following table summarizes the Company's use of the proceeds from issuing long-term debt:

                                                  1999              1998
                                             ---------------   ----------------
                                                       (In Millions)

Corporate                                           $ 1,782            $ 1,917
Investment related                                    1,121                751
Securities business related                           2,610              2,066
                                             ---------------   ----------------
          Total long-term debt                      $ 5,513            $ 4,734
                                             ===============   ================


    The net proceeds from the issuance of the Company's long-term debt may be used for general corporate purposes. This includes investing in equity and debt securities of subsidiaries, advancing funds to its subsidiaries for liquidity and operational purposes, and supporting liquidity of the Company's other businesses.

    Investment related long-term debt consists of debt issued to finance specific investment assets or portfolios of investment assets including real estate, institutional spread lending investment portfolios and real estate related investments held in consolidated joint ventures.

    Securities business related long-term debt consists of debt issued to finance primarily the liquidity of the Company's securities business. Loans made by the Company to its securities subsidiaries using the proceeds from the Company's issuance of long-term debt may be made on a long-term, short-term, or subordinated basis, depending on the particular requirements of its securities business.

    Payment of interest and principal on the surplus notes issued after 1993, of which $688 million were outstanding at December 31, 1999 and 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

    In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.


Scheduled principal repayment of long-term debt                 (In Millions)
                 2001                                                   $   738
                 2002                                                     1,942
                 2003                                                       459
                 2004                                                     1,334
                 2005                                                        58
          2006 and thereafter                                               982
                                                              ------------------
                 Total                                                  $ 5,513
                                                              ==================


     At December 31, 1999, the Company had $9,934 million in lines of credit from numerous financial institutions of which $7,947 million were unused. These lines of credit generally have terms ranging from one to five years.

     The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. A portion of commercial


                                       B30

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (continued)


     paper borrowings are supported by various lines of credit referred to above. At December 31, 1999 and 1998, the weighted average maturity of commercial paper outstanding was 23 and 21 days, respectively.

     Interest expense for short-term and long-term debt is $863 million, $920 million, and $743 million for the years ended December 31, 1999, 1998 and 1997, respectively. Securities business related interest expense of $254 million, $288 million, and $248 million in 1999, 1998 and 1997, respectively, is included in "Net investment income."

9.  EMPLOYEE BENEFIT PLANS

     Pension and Other Postretirement Plans
     The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

     The Company provides certain life insurance and healthcare benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory.

     Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

     The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

     Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:



                                      B31

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)


                                                                                                                Other
                                                                     Pension Benefits                  Postretirement Benefits
                                                             ----------------------------------    ---------------------------------
                                                                  1999               1998               1999              1998
                                                             ---------------    ---------------    ---------------    --------------
                                                                                          (In Millions)
Change in benefit obligation:

Benefit obligation at the beginning of period                      $ (6,309)          $ (5,557)          $ (2,213)         $ (2,128)
Service cost                                                           (193)              (159)               (39)              (35)
Interest cost                                                          (410)              (397)              (141)             (142)
Plan participants' contributions                                          -                  -                 (6)               (6)
Amendments                                                               (2)               (58)                (2)                -
Actuarial gains (losses)                                                974               (600)               312               (31)
Contractual termination benefits                                        (53)               (30)                 -                 -
Special termination benefits                                            (51)                 -                 (2)                -
Curtailment                                                             206                  -                 43                 -
Benefits paid                                                           408                485                108               128
Foreign currency changes                                                  -                  7                 (1)                1
                                                             ---------------    ---------------    ---------------    --------------
Benefit obligation at end of period                                $ (5,430)          $ (6,309)          $ (1,941)         $ (2,213)
                                                             ===============    ===============    ===============    ==============

Change in plan assets:

Fair value of plan assets at beginning of period                    $ 8,427            $ 8,489            $ 1,422           $ 1,354
Actual return on plan assets                                          1,442                445                213               146
Transfer to third party                                                 (14)                (4)                 -                 -
Contribution from pension plan                                            -                  -                  -                31
Employer contributions                                                   21                 25                 15                13
Plan participants' contributions                                          -                  -                  6                 6
Withdrawal under IRS Section 420                                          -                (36)                 -                 -
Benefits paid                                                          (408)              (485)              (108)             (128)
Foreign currency changes                                                  -                 (7)                 -                 -
                                                             ---------------    ---------------    ---------------    --------------
Fair value of plan assets at end of period                          $ 9,468            $ 8,427            $ 1,548           $ 1,422
                                                             ===============    ===============    ===============    ==============

Funded status:

Funded status at end of period                                      $ 4,038            $ 2,118             $ (393)           $ (791)
Unrecognized transition (asset) liability                              (448)              (554)               462               660
Unrecognized prior service cost                                         225                335                  2                 -
Unrecognized actuarial net (gain)                                    (2,514)              (813)              (746)             (353)
Effects of fourth quarter activity                                       (3)                (9)                 -                 2
                                                             ---------------    ---------------    ---------------    --------------
Net amount recognized                                               $ 1,298            $ 1,077             $ (675)           $ (482)
                                                             ===============    ===============    ===============    ==============

Amounts recognized in the Statements of
Financial Position consist of:

Prepaid benefit cost                                                $ 1,601            $ 1,348             $    -            $    -
Accrued benefit liability                                              (316)              (287)              (675)             (482)
Intangible asset                                                          6                  7                  -                 -
Accumulated other comprehensive income                                    7                  9                  -                 -
                                                             ---------------    ---------------    ---------------    --------------
Net amount recognized                                               $ 1,298            $ 1,077             $ (675)           $ (482)
                                                             ===============    ===============    ===============    ==============


                                      B32

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $401 million, $309 million and $0, respectively, as of September 30, 1999 and $384 million, $284 million and $0, respectively, as of September 30, 1998.

     The effects of fourth quarter activity are summarized as follows:

                                                                                              Other
                                                   Pension Benefits                  Postretirement Benefits
                                           ---------------------------------     ---------------------------------
                                               1999               1998               1999               1998
                                           --------------     --------------     --------------     --------------
                                                                         (In Millions)
Contractual termination benefits                    $ (9)             $ (14)               $ -                $ -
Employer contributions                                 6                  5                  -                  2
                                           --------------     --------------     --------------     --------------
Effects of 4th quarter activity                     $ (3)              $ (9)               $ -                $ 2
                                           ==============     ==============     ==============     ==============


     Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,534 million and $5,926 million are included in Separate Account assets and liabilities at September 30, 1999 and 1998, respectively.

     Other postretirement plan assets consist of group and individual life insurance policies, group life and health contracts, common stocks, corporate debt securities, U.S. government securities and short-term investments. During 1999 the assets of group life and health contracts were transferred into common stocks, debt securities and short-term investments. Plan assets include $434 million and $1,018 million of Company insurance policies and contracts at September 30, 1999 and 1998, respectively.

     The Prudential Plan was amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits that follow.


                                      B33

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                              Pension Benefits                  Other Postretirement Benefits
                                                 ----------------------------------------------------------------------------------
                                                    1999          1998          1997          1999          1998          1997
                                                 -----------   -----------   -----------   ------------  ------------  ------------
                                                                                   (In Millions)
Components of net periodic benefits
costs:

Service cost                                          $ 193         $ 159         $ 127           $ 39          $ 35          $ 38
Interest cost                                           410           397           376            141           142           149
Expected return on plan assets                         (724)         (674)         (617)          (121)         (119)          (87)
Amortization of transition amount                      (106)         (106)         (106)            47            47            50
Amortization of prior service cost                       45            45            42              -             -             -
Amortization of actuarial net (gain) loss                 4             1             -            (10)          (13)          (13)
Special termination benefits                             51             -             -              2             -             -
Curtailment (gain) loss                                (122)            5             -            108             -             -
Contractual termination benefits                         48            14            30              -             -             -
                                                 -----------   -----------   -----------   ------------  ------------  ------------
     Subtotal                                          (201)         (159)         (148)           206            92           137
Less amounts related to discontinued operations          84            25             -           (130)          (34)          (38)
                                                 -----------   -----------   -----------   ------------  ------------  ------------
Net periodic (benefit) cost                          $ (117)       $ (134)       $ (148)          $ 76          $ 58          $ 99
                                                 ===========   ===========   ===========   ============  ============  ============


     Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amounts were included in loss on disposal of healthcare operations. See Note 3 for discussion of the disposal of the Company's healthcare business. Discontinued operations for pension benefits in 1999 includes $122 million of curtailment gains and $51 million of special termination benefit costs. Discontinued operations for postretirement benefits in 1999 includes $108 million of curtailment losses and $2 million of special termination benefit costs.

     The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:


                                                    Pension Benefits                       Other Postretirement Benefits
                                          -------------------------------------  --------------------------------------------------
                                            1999          1998         1997           1999             1998               1997
                                          ----------   -----------  -----------  ---------------   --------------     -------------

Weighted-average assumptions:

Discount rate (beginning of period)         6.50%        7.25%        7.75%          6.50%             7.25%              7.75%
Discount rate (end of period)               7.75%        6.50%        7.25%          7.75%             6.50%              7.25%
Rate of increase in compensation            4.50%        4.50%        4.50%          4.50%             4.50%              4.50%
     levels (beginning of period)
Rate of increase in compensation            4.50%        4.50%        4.50%          4.50%             4.50%              4.50%
     levels (end of period)
Expected return on plan assets              9.50%        9.50%        9.50%          9.00%             9.00%              9.00%
Health care cost trend rates                  -            -            -         7.50 - 9.80%     7.80 - 11.00%      8.20 - 11.80%
Ultimate health care cost trend rate          -            -            -            5.00%             5.00%              5.00%
   after gradual decrease until 2006


                                      B34

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                              Other
                                                      Postretirement Benefits
                                                   ----------------------------
                                                              1999
                                                          ------------
                                                          (In Millions)
One percentage point increase

Increase in total service and interest costs                    $ 25
Increase in postretirement benefit obligation                    200

One percentage point decrease

Decrease in total service and interest costs                    $ 20
Decrease in postretirement benefit obligation                    167


     Postemployment Benefits
     The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1999 and 1998 was $157 million and $135 million, respectively, and is included in "Other liabilities."

     Other Employee Benefits
     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                            401(k) Company Match
                                                             ---------------------------------------------------
                                                                 1999               1998              1997
                                                             --------------    ---------------    --------------
                                                                               (In Millions)
Company match                                                         $ 60               $ 54              $ 63
Less amounts related to discontinued operations                         (8)               (14)              (16)
                                                             --------------    ---------------    --------------
401(k) Company match included in
     general and administrative expenses                              $ 52               $ 40              $ 47
                                                             ==============    ===============    ==============


     Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amount was included in loss on disposal of healthcare operations.



                                      B35

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                             1999                1998               1997
                                                         --------------      --------------     --------------
                                                                             (In Millions)
Current tax expense (benefit):
            U.S.                                                 $ 614               $ 883              $ (14)
            State and local                                         84                  54                 51
            Foreign                                                 (8)                148                 64
                                                         --------------      --------------     --------------
            Total                                                  690               1,085                101

Deferred tax expense (benefit):
            U.S.                                                   206                 (93)               269
            State and local                                         44                  (6)                 4
            Foreign                                                102                 (16)                33
                                                         --------------      --------------     --------------
            Total                                                  352                (115)               306

Total income tax expense                                       $ 1,042               $ 970              $ 407
                                                         ==============      ==============     ==============


      Income from continuing operations before income taxes and extraordinary item, for the years ended December 31, was as follows:

                                                           1999                 1998                  1997
                                                       --------------       --------------       ---------------
                                                                            (In Millions)

Domestic                                                     $ 1,989              $ 2,384               $ 1,039
International                                                    316                  224                   331
                                                       --------------       --------------       ---------------
Total income from continuing operations
     before income taxes and extraordinary item              $ 2,305              $ 2,608               $ 1,370
                                                       ==============       ==============       ===============


      The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

                                                            1999                 1998                 1997
                                                        --------------       --------------       --------------
                                                                             (In Millions)

Expected federal income tax expense                             $ 807                $ 913                $ 480
Equity tax (benefit)                                              190                   75                  (65)
State and local income taxes                                       83                   31                   37
Tax-exempt interest and dividend received                         (63)                 (46)                 (67)
     deduction
Other                                                              25                   (3)                  22
                                                        --------------       --------------       --------------

Total income tax expense                                      $ 1,042                $ 970                $ 407
                                                        ==============       ==============       ==============


                                      B36

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. INCOME TAXES (continued)

     Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                     1999             1998
                                                                 -------------     ------------
                                                                          (In Millions)
Deferred tax assets
       Insurance reserves                                             $ 1,582          $ 1,807
       Net unrealized investment (gains)/losses                           474           (1,225)
       Policyholder dividends                                             277              265
       Net operating loss carryforwards                                   280              276
       Litigation related reserves                                         61               87
       Employee benefits                                                   32               63
       Other                                                                -              135
                                                                 -------------     ------------

       Deferred tax assets before valuation allowance                   2,706            1,408
       Valuation allowance                                                (24)             (13)
                                                                 -------------     ------------
       Deferred tax assets after valuation allowance                    2,682            1,395
                                                                 -------------     ------------

Deferred tax liabilities
       Deferred policy acquisition cost                                 1,942            1,697
       Investments                                                        284              151
       Depreciation                                                        59               64
                                                                 -------------     ------------
       Deferred tax liabilities                                         2,285            1,912
                                                                 -------------     ------------

Net defered tax asset/(liability)                                       $ 397           $ (517)
                                                                 =============     ============


    Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1999 and 1998, respectively, the Company had federal life net operating loss carryforwards of $660 million and $540 million, which expire in 2012. At December 31, 1999 and 1998, respectively, the Company had state operating loss carryforwards for tax purposes approximating $570 million and $1,278 million, which expire between 2000 and 2019.

    Deferred taxes are not provided on the undistributed earnings of foreign subsidiaries (considered to be permanent investments), which at December 31, 1999 were $521 million. Determining the tax liability that would arise if these earnings were remitted is not practical.


    The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has begun their examination of the years 1993 through 1995.



                                      B37

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. STATUTORY NET INCOME AND SURPLUS

    Reconciliation of Statutory Net Income and Surplus

    Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net income and surplus as of and for the years ended December 31, 1999, 1998, and 1997, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                         1999                1998               1997
                                                                    ----------------    ---------------    ----------------
                                                                                        (In Millions)

Statutory net income                                                          $ 333            $ 1,247             $ 1,471

Adjustments to reconcile to net income on a GAAP basis:
      Insurance revenues and expenses                                           136               (117)                 12
      Income taxes                                                              436                128                 601
      Valuation of investments                                                  (27)              (143)                (62)
      Realized investment gains                                                  73              1,162                 702
      Litigation and other reserves                                            (102)            (1,150)             (1,975)
      Discontinued operations and other, net                                    (36)               (21)               (139)
                                                                    ----------------    ---------------    ----------------

GAAP net income                                                               $ 813            $ 1,106               $ 610
                                                                    ================    ===============    ================


                                                                          1999                 1998
                                                                     ----------------     ---------------
                                                                                 (In Millions)

Statutory surplus                                                            $ 9,249             $ 8,536

Adjustments to reconcile to equity on a GAAP basis:
      Deferred policy acquisition costs                                        7,295               6,462
      Valuation of investments                                                 2,909               8,358
      Future policy benefits and policyholder account balances                (1,544)             (2,621)
      Non-admitted assets                                                      2,069               2,119
      Income taxes                                                               522                (576)
      Surplus notes                                                             (987)               (987)
      Discontinued operations and other, net                                    (222)               (896)
                                                                     ----------------     ---------------

GAAP equity                                                                 $ 19,291            $ 20,395
                                                                     ================     ===============


    The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.


                                      B38

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. OPERATING LEASES (continued)


    The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1999, future minimum lease payments under non-cancelable operating leases are, as follows:

                                                    (In Millions)
       2000                                                  $ 294
       2001                                                    265
       2002                                                    217
       2003                                                    178
       2004                                                    147
       Remaining years after 2004                              776
                                                   ----------------
       Total                                               $ 1,877
                                                   ================



    Rental expense incurred for the years ended December 31, 1999, 1998 and 1997 was $278 million, $320 million and $352 million, respectively, excluding expenses relating to the Company's healthcare business.


13. FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying values approximate estimated fair values).

    Fixed maturities and Equity securities
    Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

    Mortgage loans on real estate
    The estimated fair value of mortgage loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality mortgage.

    Policy loans
    The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.


                                      B39

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)


    Derivative financial instruments
    Refer to Note 14 for the disclosure of fair values on these instruments.

    Investment contracts
    For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

    Debt
    The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.


                                      B40

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

     The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                                            1999                                  1998
                                                                Carrying          Estimated           Carrying          Estimated
                                                                 Amount           Fair Value           Amount          Fair Value

                                                             ---------------    ---------------    ---------------    --------------
                                                                                                 (In Millions)
FINANCIAL ASSETS:

Other than trading:
Fixed maturities:
     Available for sale                                            $ 74,697           $ 74,697           $ 80,158          $ 80,158
     Held to maturity                                                14,237             14,112             16,848            17,906
Equity securities                                                     3,264              3,264              2,759             2,759
Mortgage loans on real estate                                        16,268             15,826             16,016            16,785
Policy loans                                                          7,590              7,462              7,476             8,123
Securities purchased under agreements to resell                           -                  -              1,737             1,737
Short-term investments                                               12,303             12,303              9,781             9,781
Mortgage securitization inventory                                       803                803                480               480
Cash                                                                  1,330              1,330              1,943             1,943
Restricted cash and securities                                        4,082              4,082              2,366             2,366
Separate Account assets                                              82,131             82,131             80,931            80,931

Trading:
Trading account assets                                             $  9,741           $  9,741           $  8,888          $  8,888
Broker-dealer related receivables                                    11,346             11,346             10,142            10,142
Securities purchased under agreements to resell                      13,944             13,944              8,515             8,515
Cash collateral for borrowed securities                               7,124              7,124              5,622             5,622

FINANCIAL LIABILITIES:

Other than trading:
Investment contracts                                               $ 25,164           $ 25,352           $ 26,246          $ 27,051
Securities sold under agreements to repurchase                        4,260              4,260              7,085             7,085
Cash collateral for loaned securities                                 2,582              2,582              2,450             2,450
Short-term and long-term debt                                        16,371             16,563             14,816            15,084
Securities sold but not yet purchased                                     -                  -              2,215             2,215
Separate Account liabilities                                         82,131             82,131             80,931            80,931

Trading:
Broker-dealer related payables                                     $  5,839           $  5,839           $  6,530          $  6,530
Securities sold under agreements to repurchase                       20,338             20,338             14,401            14,401
Cash collateral for loaned securities                                 8,193              8,189              4,682             4,682
Securities sold but not yet purchased                                 6,968              6,968              3,556             3,556



                                      B41

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    Interest Rate Swaps
    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

    Futures and Options
    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

    In exchange-traded futures transactions, the Company purchases or sells contracts, the value of which are determined by the value of designated classes of Treasury securities, and posts variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.



                                      B42

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

    Currency Derivatives
    The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. dollar.

    Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of a specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

    If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment gains, net."

    Forwards
    The Company uses forwards to manage market risks relating to interest rates and commodities. Additionally, in connection with the Company's investment banking activities, the Company trades in mortgage backed securities forward contracts. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

    If the forwards are effective as hedges, gains or losses are recorded in "Accumulated other comprehensive income." If forwards do not meet hedge accounting criteria, gains or losses from those forwards are recognized in current period earnings.

    The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1999 and 1998. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.


                                      B43

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                        DERIVATIVE FINANCIAL INSTRUMENTS
                                December 31, 1999
                                  (In Millions)


                                                           Trading                                   Other than Trading
                                           ------------------------------------------     ------------------------------------------
                                                                                                      Hedge Accounting
                                                                                          ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional              Fair Value               Notional               Fair Value
                                           ------------------     -------------------     ------------------      ------------------

Swap Instruments

        Interest rate
              Asset                                  $ 7,116                   $ 151                $     -                     $ -
              Liability                                6,490                     137                      -                       -

        Currency
              Asset                                       24                      45                    343                      30
              Liability                                   77                      51                    369                      33

        Equity and commodity
              Asset                                        8                       9                      -                       -
              Liability                                    8                       5                      -                       -

Forward contracts

        Interest rate
              Asset                                   14,837                     105                      -                       -
              Liability                               12,459                      84                      -                       -

        Currency
              Asset                                   11,181                     275                     54                       2
              Liability                               10,377                     247                    841                      16

        Equity and commodity
              Asset                                    1,664                      68                      -                       -
              Liability                                1,592                      60                      -                       -

Futures contracts

        Interest rate
              Asset                                    2,374                       2                      -                       -
              Liability                                3,017                       3                      -                       -

        Equity and commodity
              Asset                                    2,283                      44                      -                       -
              Liability                                  837                      57                      -                       -

Option contracts

        Interest rate
              Asset                                    3,725                      22                      -                       -
              Liability                                2,185                      11                      -                       -

        Currency
              Asset                                      613                       5                      -                       -
              Liability                                4,439                       5                      -                       -

        Equity and commodity
              Asset                                      340                       6                      -                       -
              Liability                                  366                       3                      -                       -
                                           ------------------     -------------------     ------------------      ------------------

Total Derivatives:

              Assets                                $ 44,165                   $ 732                $   397                    $ 32
                                           ==================     ===================     ==================      ==================
              Liabilities                           $ 41,847                   $ 663                $ 1,210                    $ 49
                                           ==================     ===================     ==================      ==================


                                                        Other than Trading                                    Total
                                           ------------------------------------------     ------------------------------------------
                                                       Non-Hedge Accounting
                                           ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional               Fair Value              Notional              Fair Value
                                           -------------------     ------------------     ------------------     -------------------

Swap Instruments

        Interest rate
              Asset                                   $ 2,185                  $ 146                $ 9,301                   $ 297
              Liability                                 1,261                     32                  7,751                     169

        Currency
              Asset                                         -                      -                    367                      75
              Liability                                     -                      -                    446                      84

        Equity and commodity
              Asset                                        47                     13                     55                      22
              Liability                                     -                      -                      8                       5

Forward contracts

        Interest rate
              Asset                                         -                      -                 14,837                     105
              Liability                                     -                      -                 12,459                      84

        Currency
              Asset                                     1,182                     16                 12,417                     293
              Liability                                 1,347                     21                 12,565                     284

        Equity and commodity
              Asset                                         -                      -                  1,664                      68
              Liability                                     -                      -                  1,592                      60

Futures contracts

        Interest rate
              Asset                                       800                     14                  3,174                      16
              Liability                                 3,696                     44                  6,713                      47

        Equity and commodity
              Asset                                        71                      4                  2,354                      48
              Liability                                    12                     11                    849                      68

Option contracts

        Interest rate
              Asset                                         -                      -                  3,725                      22
              Liability                                    13                      -                  2,198                      11

        Currency
              Asset                                        10                      -                    623                       5
              Liability                                    10                      -                  4,449                       5

        Equity and commodity
              Asset                                         -                      -                    340                       6
              Liability                                     -                      -                    366                       3
                                           -------------------     ------------------     ------------------     -------------------

Total Derivatives:

              Assets                                  $ 4,295                  $ 193               $ 48,857                   $ 957
                                           ===================     ==================     ==================     ===================
              Liabilities                             $ 6,339                  $ 108               $ 49,396                   $ 820
                                           ===================     ==================     ==================     ===================



                                      B44

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                        DERIVATIVE FINANCIAL INSTRUMENTS
                                December 31, 1998
                                  (In Millions)


                                                           Trading                                    Other than Trading
                                           ------------------------------------------     ------------------------------------------
                                                                                                       Hedge Accounting
                                                                                          ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional              Fair Value               Notional               Fair Value
                                           ------------------     -------------------     ------------------      ------------------

Swap Instruments

        Interest rate
              Asset                                 $  4,145                $    204               $      -                $      -
              Liability                                4,571                     192                      -                       -

        Currency
              Asset                                      372                      91                    229                      16
              Liability                                  263                      84                    464                      46

        Equity and commodity
              Asset                                       47                      14                      -                       -
              Liability                                    -                       -                      -                       -

Forward contracts

        Interest rate
              Asset                                   31,568                      72                      -                       -
              Liability                               24,204                      56                      -                       -

        Currency
              Asset                                   12,879                     198                     60                       1
              Liability                               13,594                     221                    573                      11

        Equity and commodity
              Asset                                    1,204                      12                      -                       -
              Liability                                1,355                       3                      -                       -

Futures contracts

        Interest rate
              Asset                                    2,429                      10                      -                       -
              Liability                                3,147                       3                      -                       -

        Equity and commodity
              Asset                                      843                      51                      -                       -
              Liability                                1,224                      44                      -                       -

Option contracts

        Interest rate
              Asset                                    2,500                      10                      -                       -
              Liability                                1,451                       8                      -                       -

        Currency
              Asset                                    4,882                     101                      -                       -
              Liability                                4,151                     112                      -                       -

        Equity and commodity
              Asset                                      928                       2                      -                       -
              Liability                                  901                       4                      -                       -
                                           ------------------     -------------------     ------------------      ------------------

Total Derivatives:

              Assets                                $ 61,797                $    765               $    289                $     17
                                           ==================     ===================     ==================      ==================
              Liabilities                           $ 54,861                $    727               $  1,037                $     57
                                           ==================     ===================     ==================      ==================


                                                        Other than Trading                                  Total
                                           ------------------------------------------     ------------------------------------------
                                                      Non-Hedge Accounting
                                           ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional               Fair Value              Notional              Fair Value
                                           -------------------     ------------------     ------------------     -------------------

Swap Instruments

        Interest rate
              Asset                                 $   1,949               $     73               $  6,094                $    277
              Liability                                 2,501                    301                  7,072                     493

        Currency
              Asset                                         -                      -                    601                     107
              Liability                                     -                      -                    727                     130

        Equity and commodity
              Asset                                        22                      7                     69                      21
              Liability                                     -                      -                      -                       -

Forward contracts

        Interest rate
              Asset                                         -                      -                 31,568                      72
              Liability                                     -                      -                 24,204                      56

        Currency
              Asset                                       942                     13                 13,881                     212
              Liability                                 1,466                     26                 15,633                     258

        Equity and commodity
              Asset                                         2                      -                  1,206                      12
              Liability                                     -                      -                  1,355                       3

Futures contracts

        Interest rate
              Asset                                     1,762                     22                  4,191                      32
              Liability                                   478                      4                  3,625                       7

        Equity and commodity
              Asset                                        24                      1                    867                      52
              Liability                                    53                      1                  1,277                      45

Option contracts

        Interest rate
              Asset                                       130                      2                  2,630                      12
              Liability                                    98                      -                  1,549                       8

        Currency
              Asset                                         -                      -                  4,882                     101
              Liability                                     -                      -                  4,151                     112

        Equity and commodity
              Asset                                         -                      -                    928                       2
              Liability                                     -                      -                    901                       4
                                           -------------------     ------------------     ------------------     -------------------

Total Derivatives:

              Assets                                 $  4,831               $    118               $ 66,917                $    900
                                           ===================     ==================     ==================     ===================
              Liabilities                            $  4,596               $    332               $ 60,494                $  1,116
                                           ===================     ==================     ==================     ===================




                                      B45

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    The following table discloses net trading revenues by derivative instrument types as of December 31:

                                    1999         1998         1997
                                   --------     --------     --------
                                             (In Millions)

     Forwards                         $ 53         $ 67         $ 59
     Futures                            80           (5)          37
     Swaps                              16          (13)         (13)
     Options                           (14)           -            -
                                   --------     --------     --------
     Net trading revenues            $ 135         $ 49         $ 83
                                   ========     ========     ========


    Average fair values for trading derivatives in an asset position during the years ended December 31, 1999 and 1998 were $789 million and $922 million, respectively, and for derivatives in a liability position were $766 million and $905 million, respectively. The average fair values do not reflect the netting of amounts pursuant to the right of offset or qualifying master netting agreements. Of those derivatives held for trading purposes at December 31, 1999, 61% of the notional amount consisted of interest rate derivatives, 33% consisted of foreign currency derivatives and 6% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1999, 65% of notional consisted of interest rate derivatives, 34% consisted of foreign currency derivatives, and 1% consisted of equity and commodity derivatives.

    Credit Risk
    The credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1999 and 1998, approximately 81% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

    Off-Balance Sheet Credit-Related Instruments
    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities and unused credit card and home equity lines.

    In connection with the Company's consumer banking business, loan commitment for credit cards and home equity lines of credit and other lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card, home equity and other commitments were $2.7 billion, of which $2.0 billion remains available at December 31, 1999.

    Also, in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and an unsecured basis. Aggregate financing commitments on a secured basis, for periods of less than one year, approximate $4.9 billion, of which $2.73 billion remains available at December 31, 1999. Unsecured commitments approximate $528 million, of which $334 million remains available at December 3l, 1999.


                                      B46

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    Other commitments primarily include commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.9 billion, of which $1.9 billion remain available at December 31, 1999. Additionally, mortgage loans sold with recourse were $0.1 billion at December 31, 1999.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 1999 these were immaterial.

15. CONTINGENCIES AND LITIGATION

    Stop-Loss Reinsurance and Stop-Loss Indemnification Agreements
    On February 24, 2000, the Company entered into an agreement to sell 100% of the capital stock of its subsidiary, Gibraltar Casualty Company ("Gibraltar") to Everest Reinsurance Holdings, Inc. (now known as Everest Re Group, Ltd.) ("Everest"). The transaction is expected to be completed in the second quarter of 2000, subject to approval by state regulators and other customary closing conditions. Proceeds from the sale will consist of approximately $52 million in cash, which approximated the book value of Gibraltar at December 31, 1999. In connection with the sale, the Company will provide a stop-loss indemnification agreement covering 80% of the first $200 million of any adverse loss development in excess of Gibraltar's carried reserves as of the closing date of the transaction, resulting in a maximum potential exposure to the Company of $160 million. In connection with the Company's 1995 sale of what is now Everest, Gibraltar had entered into a stop-loss reinsurance agreement with Everest whereby Gibraltar reinsured up to $375 million of the first $400 million of aggregate adverse loss development, on an incurred basis, with respect to reserves recorded by Everest as of June 30, 1995. Upon the expected completion of the aforementioned sale of Gibraltar, the Company will no longer be subject to exposure under the 1995 stop-loss agreement. Management believes that based on currently available information and established reserves, the ultimate settlement of claims under either the 1995 stop-loss agreement or the stop-loss indemnification agreement should not have a material adverse effect on the Company's financial position.

    Environmental and Asbestos-Related Claims
    Certain of the Company's subsidiaries are subject to claims under expired contracts that assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for these claims cannot be reasonably estimated using traditional reserving techniques. The predominant source of such exposure for the Company is Gibraltar, which, as discussed above, is expected to be sold in the second quarter of 2000. The liabilities recorded for environmental and asbestos-related claims, net of reinsurance recoverables, of $342 million ($321 million for Gibraltar) and $239 million ($217 million for Gibraltar) at December 31, 1999 and 1998, respectively, reflect the Company's best estimate of ultimate claims and claim adjustment expenses based upon known facts and current law. However, as a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Given the expansion of coverage and liability by the courts and legislatures in the past, and the potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established. Because of these uncertainties, these additional amounts, or a range of these additional amounts, cannot be reasonably estimated, and could result in a liability exceeding recorded liabilities by an amount that could be material to the Company's results of operations in a future quarterly or annual period. The Company's residual exposure pertaining to Gibraltar upon completion of the expected sale, pursuant to a



                                      B47

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    stop-loss indemnification agreement, is discussed above. Management believes that these claims should not have a material adverse effect on the Company's financial position.

    Managed Care Reimbursement
    The Company has reviewed its obligations retained in the sale of the healthcare operations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

    Litigation
    The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class actions. Pending legal and regulatory actions include proceedings specific to the Company's practices and proceedings generally applicable to business practices in the industries in which the Company operates. In certain of these matters, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

    In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls and a series of fines, and is in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, the Company remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements. In November 1999, upon the joint application of the Company and class counsel, the Court ordered an investigation into certain allegations of improprieties in the administration and implementation of the remediation program at the Company's Plymouth, Minnesota facility. Class counsel is expected to submit a summary of its findings pursuant to the investigation to the Court in mid-April 2000.

    In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately, and other fees and expenses associated with the resolution of sales practices issues.


                                      B48

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and the related liability balances as of the dates indicated:


                                                          Year Ended December 31,
                                                ---------------------------------------------
                                                  1999        1998        1997        1996
                                                ---------------------------------------------
                                                                 (In Millions)
Liability balance at beginning of period         $ 3,058     $ 2,553       $ 963         $ -
Charges to expense:
      Remedy costs                                   (99)        510       1,640         410
      Additional sales practices costs               199         640         390         715
                                                ---------   ---------   ---------   ---------
      Total charges to expense                       100       1,150       2,030       1,125

Amounts paid or credited:
      Remedy costs                                 1,708         147           -           -
      Additional sales practices costs               559         498         440         162
                                                ---------   ---------   ---------   ---------
      Total amounts paid or credited               2,267         645         440         162

Liability balance at end of period                 $ 891     $ 3,058     $ 2,553       $ 963
                                                =========   =========   =========   =========


    In 1996, the Company recorded in its Consolidated Statements of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

    In 1997, management increased the estimated liability for the costs of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million to recognize the increase in estimated total additional sales practices costs.

    In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (i) estimates derived from an analysis of claims actually remedied (including interest); (ii) a sample of claims still to be remedied;
    (iii) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (iv) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

    In 1999, as a result of a decrease in the estimated cost of remedying policyholder claims, the Company recorded a credit of $99 million before taxes to reduce its liability relative to remedy costs. The revised estimate was based on additional information derived from claims actually remedied and an evaluation of remaining obligations taking into consideration experience in 1999. The Company also recorded a charge of $199 million before taxes to recognize an increase in estimated total additional sales practices costs based on additional information obtained in 1999.



                                      B49

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    The Company's litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable outcome of pending litigation and regulatory matters depending, in part, upon the results of operation or cash flow for such period. Management believes, however, that the ultimate resolution of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

                                     ******






                                       B50

                        Report of Independent Accountants
                        ---------------------------------


To the Board of Directors and Policyholders of The Prudential Insurance Company of America


In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP


New York, New York
March 21, 2000



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